UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Registrant’s telephone number, including area code:  800-325-3539

Date of fiscal year end:  December 31, 2013

Date of reporting period:  June 30, 2013

Item 1.  Report to Stockholders.

TABLE OF CONTENTS

Letter to Shareholders	1
Money Market Fund	4
Total Return Bond Fund	6
Quantex FundTM	8
Muirfield Fund®	10
Balanced Fund	12
Dynamic Growth Fund	14
Aggressive Growth Fund	16
Strategic Growth Fund	18
Utilities and Infrastructure Fund	20
Shareholder Expense Analysis	22
Disclosures.	23
Fund Holdings & Financial Statements	24

LETTER TO SHAREHOLDERS  June 30, 2013

The stock market posted significant gains in the first half of 2013, providing the strongest first half of the year since 1998 (see Chart 1). At the end of the first quarter, both the Dow Jones Industrial Average and the S&P 500 Index reached prior all-time highs driven by an accommodative Federal Reserve (The Fed) and strong economic data signaling that the U.S. economy may be on solid ground. As of mid-May, the S&P 500 was up more than 18% for the year, bonds continued to post positive performance, and economic statistics continued to be mostly upbeat. In particular, employment and housing, two of the larger issues for the economy, continued to show improving figures. Additionally, spending proved to be a bright spot in a country that is dominated by the consumer.

The tone of the markets changed quickly at the end of May when the Fed indicated that it may taper its stimulative efforts if economic conditions continued to improve.  The uncertainty surrounding the potential drawdown of the Fed’s bond purchasing program also led to speculation of when short-term interest rates could begin to rise.  This caused a significant selloff in stocks and bonds, both domestically and internationally, for the last five weeks of the second quarter.

The following pages will provide a brief summary of the economic and financial events that took place during the first half of 2013. We will also provide an overview of how we managed our risk exposure and the strategies we employed throughout the first six months of the year.  Lastly, we will discuss our expectations for the remainder of the year and review the performance of the Meeder Funds™.

U.S Economy

In some circles (those without an economist), the term “economic expert” is an oxymoron. While we recognize the complexities in forecasting economic activity, we also appreciate the informative view economics offers on people’s behaviors and the business environment. The first half of the year saw upbeat economic data, including retail sales, jobless claims, and home sales, confirming the ongoing improvement in the economy. With two-thirds of the American economy dependent on consumer spending, we were delighted to see the consumer gaining confidence and spending a bit more. This goes hand-in-hand with an improving labor market. The four week average of initial unemployment claims has held under the important level of 400,000, which is critical for sustained job growth (see Chart 2). At this point in the cycle, we tend to weigh the initial claims a little heavier over the official posted unemployment rate as the latter is prone to more distortions in the calculation, depending on underlying factors. The unemployment rate moved down slightly in the first half of the year, but had underlying elements of weakness; something we will definitely watch in the months ahead. The improvement in the housing market was also supportive.  While there are still peculiarities when interpreting housing numbers, overall these reports are a welcome sign that the economic recovery is still on track.

The Fed and Interest Rates

The first half of the year began with the Fed holding

2013 Semi-Annual Report | June 30, 2013	Page 1

short-term interest rates near zero while reaffirming its intentions to intervene in longer term rates until the labor market improved.  On May 22nd, volatility returned as Ben Bernanke testified before the Joint Economic Council and outlined how the Fed could begin tapering its asset purchase program, also known as quantitative easing (QE).  Market participants struggled to digest the Fed’s intentions and as a result, the Fed went on a public relations campaign to quell fears surrounding the timing of stimulus removal.  They also attempted to re-emphasize that tapering would be dependent on improvements in economic data such as unemployment and inflation.

As the unwinding of Fed stimulus takes place, the ripple effects of such a move are sure to be far and wide. To illustrate, just the Fed mentioning the tapering of QE moved markets around the globe. After the Fed’s comments, the 10-year Treasury yield climbed to 2.49% as of the end of the second quarter (it was 1.85% at the beginning of the second quarter- see Chart 3). This in turn caused the US Dollar to strengthen as capital searched for higher interest rates. The strength in the US Dollar led to a weakening of emerging market currencies. As investors sold emerging market currencies, they sold the assets in which those currencies were invested (i.e. stocks and bonds). It is important to note interest rates have a substantial effect on many assets. As interest rates rise, the cost of capital for companies goes up, making their future earnings worth less. Also, the prospects for inflation go down, causing a decline in commodity type hedges such as gold.

International Markets

The international stock and bond markets struggled in the first half of the year, particularly in emerging market economies. While the S&P 500 Index was up 13.82% through June 30, the MSCI EAFE Index of developed international stocks was up only 4.13% and the MSCI Emerging Market Index was down 9.78% (see Chart 4).  Similarly, the Barclay’s Aggregate Bond Index was down 2.44%, while the JP Morgan Emerging Market Bond Index was down 8.68%.  Emerging market countries such as Brazil, India, and China have all experienced a significant deceleration in economic growth rates, which drove commodity prices down.  Additionally, investors that had previously searched for yield internationally began to move money back to the United States as indications surfaced that the Fed may start to normalize monetary policy and interest rates may begin to rise. In the developed international markets, Japan continued to post significant gains after an announcement that they will pursue a new aggressive monetary policy.  As a result, the Nikkei Index gained over 30% in the first half of the year.  However, many countries in Europe remained in recession due to harsh austerity measures and their stock markets suffered as a result. The German DAX Index was only up a modest 4.56%, while the CAC 40 Index in France was up 5.61%.

Outlook for the Remainder of 2013

As we move into the second half of the year, there are a number of important key drivers that we will be watching closely.  First, the Federal Reserve has made it clear that any plans for tapering will be data dependent.  Any sustained signs of weakness in the job market could lead the Fed to change its stance on the timing of tapering.  Timely indicators of job market and economic activity that we will be following include jobless claims and the Institute for Supply

Page 2	2013 Semi-Annual Report | June 30, 2013

Management’s manufacturing and service sector gauges.  We will also be closely monitoring the housing market, which has once again become an important contributor to economic activity as home sales and prices have recently risen.  However, there is some concern that the recent spike in yields could dampen the housing recovery as the 10-year Treasury yield has risen significantly.  The average 30-year mortgage rate reported by Freddie Mac rose from 3.35% in May to 4.46% at the end of June (see Chart 5).  Headwinds from the increase in rates could be more than offset by the tailwinds of the improving economy.  Lastly, we believe the ongoing saga in Europe will continue to weigh on the markets.  Focus has shifted away from Europe since the first quarter as signs emerged that European economic activity is stabilizing.  Although, unexpected results in the German elections this fall or signs that austerity measures in bailed out countries are not working could result in renewed instability in the largest economic zone in the world.

Final Thoughts

As we monitor the capital markets and our investment models, we will continuously evaluate our defensive position in the Muirfield Fund® and the equity portion of the Balanced Fund. We will look for opportunities to adjust portfolio weights among growth and value stocks, large-, mid-, and small-caps, and domestic and international investments in order to enhance returns and manage risk for our clients. We will continue to proactively manage our sector exposures and will make adjustments as our investment models evolve, and we will continue to select securities that we believe are best positioned to outperform. In our fixed income Funds, we will look to enhance returns by managing credit quality as well as adjusting portfolio duration.

On behalf of all the associates of Meeder Investment Management and the Meeder Funds™, we thank you for the trust and confidence you have placed in our investment management services.

Robert S. Meeder
President
Meeder Funds
June 30, 2013

2013 Semi-Annual Report | June 30, 2013	Page 3

Money Market Fund

The Money Market Fund continued to navigate a challenging market environment for the first half of 2013.  With the Fed’s target interest rate locked in at historically low levels, corresponding short-term investment opportunities were limited.  Despite the movement in bonds with greater credit and duration risk in the second quarter, short-term fixed income securities with maturities of less than one year were virtually unchanged during the first six months of the year.  Expectations are still abound that the Fed will leave the target interest rate locked at its current range of 0.00-0.25% for potentially another two years, resulting in ongoing difficulties in the search for yield.  The Fund, however, continued to have success versus the competition in 2013, with both the retail and institutional share classes ranking among the top money market funds in the country.   Additionally, the Fund has been in the top 10% of all retail money market funds every year since its inception in 1985.  The investment philosophy of the Fund remains focused on safety and liquidity.  Holdings in the Fund remain biased toward investment opportunities that provide above average credit quality standards and guard against interest rate sensitivity.

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Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Money Market Fund- Retail Class	0.04%	0.09%	0.11%	0.44%	1.76%
Expense Ratios+: Current Net 0.23% Gross 0.90%
Current & Effective Yields*		7-day Compound: 0.08%		7-day Simple 0.08%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.02%	0.25%	1.55%

	YTD	1 Year	3 Year	5 Year	Since Inception
Money Market Fund- Institutional Class	0.07%	0.15%	0.19%	0.53%	2.01%
Expense Ratios+: Current Net 0.16% Gross 0.71%
Current & Effective Yields*		7-day Compound: 0.14%		7-day Simple 0.14%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.02%	0.25%	1.71%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	GX Clarke Repurchase Agreement, 0.22%, 7/11/2013	9.6%
2.	GX Clarke Repurchase Agreement, 0.22%, 7/2/2013	9.6%
3.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.60%	9.4%
4.	GE Demand Note, 0.70%	8.7%
5.	FHLB, 0.221%, 7/22/2013	7.7%
6.	FHLMC, 0.32%, 9/3/2013	4.8%
7.	BNS - Houston, 0.20435%, 11/27/2013	4.8%
8.	FHLB, 0.14%, 10/1/2013	4.8%
9.	FFCB, 0.07%, 5/13/2014	4.8%
10.	FFCB, 0.12%, 10/22/2013	4.8%

Inception Date: Retail- 3/27/85 Institutional- 12/28/04.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2013, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.meederfunds.com or by calling (800) 325-3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of the Money Market Fund during the periods shown above. Investments in the Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund. + The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23. Source for average general purpose money market fund data: Lipper, Inc.

2013 Semi-Annual Report | June 30, 2013	Page 5

Total Return Bond Fund

The Meeder Total Return Bond Fund outpaced the Barclays Aggregate Bond Index in the first quarter of 2013, but lagged in the second quarter due to an aggressive move by investors to sell bonds across all sectors.  For the first half of the year, the Total Return Bond Fund declined by 2.69% while the Barclays Aggregate Bond Index declined by 2.44%.  Although the fixed income markets started the year relatively calm, volatility heightened in the second quarter as the Federal Reserve indicated that it may begin to reduce its bond purchase program later this year.  Consequently, rates on the 10-Year Treasury moved from 1.85% from the beginning of the second quarter to 2.49% at the end of June.

The Total Return Bond Fund was overweight the investment-grade bond sector throughout the first half of the year.  This overweight helped performance in the first quarter, but detracted in the second quarter as high-quality corporate issuers were punished along with U.S. Treasury securities following speculation of a Fed policy change.  Our exposure to high yield corporate bonds aided performance through June as this sector fared best despite the heightened volatility.  Investors believe U.S. based companies are more financially sound due to strong cash positions and improved leverage ratios, which should continue to result in lower than average default rates.  Additionally, the high yield corporate sector will tend to be less interest rate sensitive than investment grade corporate bonds due to higher coupon streams and shorter final maturities.

We continue to expect market volatility in the near future, and consequently we continue to favor shorter duration investments and domestic corporate bonds.  We are also maintaining our position in high yield corporate bonds.  We will continue to watch for indications of changes in Fed policy as any abrupt decline in demand could result in a higher level of interest rates and, conversely, lower prices for bonds.

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Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	Since Inception
Total Return Bond Fund Expense Ratios+: Current Net 0.97% Gross 1.72%	-2.69%	3.07%	2.66%
Barclays Capital Aggregate Bond Index	-2.44%	-0.69%	3.32%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	Ivy High Income Fund	10.3%
2.	Federated Bond Fund	9.1%
3.	AllianceBernstein High Income Fund	8.7%
4.	TCW Emerging Markets Income Fund	8.6%
5.	Templeton Global Total Return Fund	6.8%
6.	Eaton Vance Floating-Rate Advantage Fund	5.3%
7.	PIMCO Total Return Exchange-Traded Fund	4.6%
8.	PIMCO Investment Grade Corporarate Bond Fund	4.6%
9.	Goldman Sachs Strategic Income Fund	4.6%
10.	iShares iBoxx $ Investment Grade Corporate Bond Fund	4.6%

Inception Date: 6/30/11.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Total Return Bond Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver terminated on April 30, 2013.  + The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 7

Quantex Fund™

The Meeder Quantex Fund™ returned 19.09% for the year-to-date period ended June 30, 2013. For the same time period, the S&P MidCap 400 and the Russell 2000 Indices returned 14.59% and 15.86%, respectively. For the period ended June 30, 2013, the Quantex Fund™ outperformed both the S&P MidCap 400 Index and the Russell 2000 Index for the 1- and 5-year time period.

We have consistently employed our quantitative stock selection process since April 30, 2005 for the Quantex Fund™. We utilize rankings from our quantitative financial model to determine which securities are to be held in the Fund on an annual basis. As a result, the Fund is rebalanced annually in January. After rebalancing the Fund in January 2013, there was a strong preference for value holdings, with mid-cap value companies comprising 44% of the Fund, followed by mid-cap core with 36%, and mid-cap growth with 10%. Small-cap holdings of 10% comprised the remainder according to our allocation analysis at the beginning of 2013.

Relative to the S&P MidCap 400 Index, stock selection within the consumer discretionary and financial sectors provided the greatest benefit to the Fund, while our overweight to the consumer discretionary sector benefited performance as well. The largest detractor from performance was our underweight allocation to the healthcare sector and stock selection in the utilities sector. Stock selection in the technology sector also contributed to performance, while selection in the industrials sector detracted from returns. However, the Fund also benefited from other sector allocation decisions, including an underweight to the technology sector during the first half of 2013.

For the first half of 2013, many stocks contributed positively to the performance of the Fund. The top performing stock for the period was Best Buy, which was up 134%. Other top performers for the first half include Netflix (up 128%) and Gamestop (up 71%). The largest detractors from performance during the period were Cliffs Natural Resources (down 57%), US Steel (down 26%), and Apollo Group (down 15%).

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

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Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	4/30/05 – 6/30/132	10 Year
Quantex Fund™ Expense Ratios+: Current Net 1.44% Gross 2.06%	19.09%	33.97%	19.09%	13.85%	9.15%	9.00%
Blended Index1	15.23%	24.73%	19.09%	8.89%	8.70%	10.18%
Russell 2000 Index	15.86%	24.21%	18.67%	8.77%	8.02%	9.53%
S&P 400 MidCap Index	14.59%	25.18%	19.45%	8.91%	9.24%	10.74%

Sector Concentration as of June 30, 2013
1.	Consumer Discretionary	27%
2.	Financials	18%
3.	Information Technology	13%
4.	Industrials	10%
5.	Materials	7%
6.	Energy	6%
7.	Consumer Staples	6%
8.	Healthcare	5%
9.	Utilities	5%
10.	Telecommunication Services	3%

As a percentage of total net assets. Sector Concentrations are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	Best Buy Co., Inc.	1.9%
2.	Netflix, Inc.	1.9%
3.	GameStop Corporation	1.4%
4.	Advanced Micro Devices, Inc.	1.4%
5.	Electronic Arts, Inc.	1.3%
6.	Genworth Financial, Inc.	1.2%
7.	H&R Block, Inc.	1.2%
8.	Assurant, Inc.	1.2%
9.	First Solar, Inc.	1.2%
10.	E*TRADE Financial Corporation	1.2%

Inception Date: 3/20/85.

Management fees and/or expenses were waived and/or reimbursed in the Quantex FundTM during the periods shown in the table above to reduce expenses. The Adviser has contractually agreed to reduce its management fee by 0.25%. This agreement may be terminated by the Adviser after April 30, 2014.  +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 9

Muirfield Fund®

The Meeder Muirfield Fund® returned 9.98% for the six-month period ended June 30, 2013 compared to its custom benchmark index return of 8.17% and the S&P 500 Index return of 13.82%.  The Fund has outperformed its custom benchmark over the one year period as well.

In the Muirfield Fund®, we entered the first quarter with a modest defensive position in fixed income investments following output from our investment model that indicated a mostly favorable risk/reward dynamic in the stock market. However, we increased our stock market exposure as the quarter progressed following an improvement in the stock market’s technical components. In our equity exposure during the quarter, we increased our position in value investments and were overweight the healthcare sector while being underweight the materials sector.  We also maintained our exposure to mid- and small-cap investments, and exited our position in developed international markets following output from our investment model.  Relative to the S&P 500 Index, our position in value investments, mid- and small-caps, and healthcare benefited our performance during the quarter while our exposure to developed international securities detracted from performance.

We were fully invested in the stock market throughout the second quarter following favorable output from our investment model.  In our equity exposure, we became overweight to the consumer discretionary, healthcare, and consumer staples sectors during the quarter.  Additionally, we were underweight the technology, materials, and utilities sectors.  As the second quarter progressed, our investment model increased preference for growth-oriented sectors, such as technology, which was driven by steepening of the yield curve.  Relative to the S&P 500 Index, our overweight to the consumer discretionary sector contributed positively to performance, while stock selection in the healthcare sector benefited performance as well.  Overall stock selection in the energy sector was the largest detractor from relative performance.  Our best performing stock for the period was Live Nation Entertainment, while our worst performing stock was Marathon Petroleum.  Finally, we briefly held a modest allocation in developed international securities during May, which detracted from relative performance.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

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Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Muirfield Fund® Expense Ratios+: Current Net 1.20% Gross 1.64%	9.98%	15.14%	10.66%	3.34%	5.27%
Blended Index3	8.17%	12.03%	10.99%	4.66%	5.29%
S&P 500 Index	13.82%	20.60%	18.45%	7.01%	7.30%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	Cisco Systems, Inc.	2.7%
2.	Hewlett-Packard Co.	2.6%
3.	Medtronic, Inc.	2.5%
4.	Western Digital Corporation	2.5%
5.	JPMorgan Chase & Co.	2.5%
6.	Xerox Corporation	2.5%
7.	Thermo Fisher Scientific, Inc.	2.4%
8.	Cisco Systems, Inc.	2.4%
9.	Kroger Co.	2.2%
10.	Aflac, Inc.	2.1%

Inception Date: 8/10/88.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Muirfield Fund® during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver terminated on April 30, 2013. +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 11

Balanced Fund

The Meeder Balanced Fund returned 5.67% for the six-month period ended June 30, 2013 compared to its custom benchmark index return of 5.22% and the S&P 500 Index return of 13.82%.  Furthermore, the Fund has outperformed its custom benchmark over the one year period as well. The Balanced Fund will always invest at least 30% of its assets in fixed income securities.  The Fund will also hold a minimum 30% allocation in equity securities, with additional investments determined by our defensive equity discipline.

In the equity portion of the Balanced Fund, we entered the first quarter with a modest defensive position in fixed income investments following output from our investment model that indicated a mostly favorable risk/reward dynamic in the stock market. However, we increased our stock market exposure as the quarter progressed following an improvement in the stock market’s technical components. In our equity exposure during the quarter, we increased our position in value investments and were overweight the healthcare sector while being underweight the materials sector.  We also maintained our exposure to mid- and small-cap investments, and exited our position in developed international markets following output from our investment model.  Relative to the S&P 500 Index, our position in value investments, mid- and small-caps, and healthcare benefited our performance during the quarter while our exposure to developed international securities detracted from performance.

We were fully invested in the stock market throughout the second quarter following favorable output from our quantitative investment model.  In our equity exposure, we became overweight to the consumer discretionary, healthcare, and consumer staples sectors.  Additionally, we were underweight the technology, materials, and utilities sectors.  As the second quarter progressed, our investment model increased preference for growth-oriented sectors.  Relative to the S&P 500 Index, our overweight to the consumer discretionary sector contributed positively to performance, while stock selection in the energy sector was the largest detractor from relative performance.  Also, we briefly held a modest allocation in developed international securities during May, which detracted from relative performance.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

In the fixed income portion of the Fund, our overweight allocation to investment grade bonds benefited performance during the first quarter.  However, in the second quarter our allocation to investment grade bonds weighed on results.  Duration in the fixed income portion of the Fund was held in line to slightly below the Barclays Aggregate Bond Index during the second quarter.

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Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	8/31/08 – 6/30/135	5 Year	Since Inception
Balanced Fund Expense Ratios+: Current Net 1.35% Gross 1.80%	5.67%	10.31%	8.04%	3.95%	3.47%	2.28%
Blended Index4	5.22%	8.40%	8.66%	4.81%6	4.77%	4.45%
S&P 500 Index	13.82%	20.60%	18.45%	7.12%6	7.01%	5.34%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	PIMCO Investment Grade Corporate Bond Fund	6.0%
2.	Prudential Total Return Bond Fund	5.7%
3.	Putnam Income Fund	5.4%
4.	Federated Bond Fund	4.3%
5.	Vanguard Intermediate-Term Corporate Bond Fund	3.4%
6.	Ivy High Income Fund	2.9%
7.	Cisco Systems, Inc.	1.9%
8.	Hewlett-Packard Co.	1.8%
9.	Medtronic, Inc.	1.8%
10.	Western Digital Corporation	1.8%

Inception Date: 1/31/06.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Balanced Fund during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver  terminated on April 30, 2013. +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 13

Dynamic Growth Fund

The Meeder Dynamic Growth Fund returned 10.80% for the year-to-date period ended June 30, 2013 while the S&P 500 Index returned 13.82% for the same time period.

In the Dynamic Growth Fund, we entered the first quarter with a neutral position among growth versus value investments due to preferences from our quantitative investment model.  We also maintained modest positions in mid- and small-cap stocks, and continued to overweight the healthcare sector while we were underweight the materials sector.  We also held a modest position in developed international securities, while we avoided emerging market securities at the start of 2013.  As the first quarter progressed, our investment model increased preference for value investments, which led us to increase our exposure.  Additionally, our investment model shifted preference toward domestic securities as currency and momentum factors began to favor the U.S.  As a result, we ended the first quarter with an overweight to value investments and eliminated our exposure to developed international securities.  Our decision to overweight value investments benefited performance, while our exposure to developed international securities detracted from relative performance in the first quarter.  Also, our position in mid- and small-cap investments benefited performance during the quarter.

Following our decision to overweight value investments, we began the second quarter with an overweight to the industrials and consumer staples sectors, although we also continued to overweight the healthcare sector as well.  Additionally, we were underweight the technology, materials, and utilities sectors.  As the second quarter progressed, our investment model shifted preference toward growth-oriented sectors, such as consumer discretionary, which was driven by steepening of the yield curve.  Relative to the S&P 500 Index, our overweight to the consumer discretionary sector contributed positively to performance in the quarter, while stock selection in the healthcare sector benefited performance as well.  Overall stock selection in the energy sector was the largest detractor from relative performance during the second quarter.  Our best performing stock for the period was Western Digital, while our worst performing stock was Marathon Petroleum.  Finally, we briefly held a modest allocation in developed international securities during May, which detracted from relative performance.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 14	2013 Semi-Annual Report | June 30, 2013

Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Dynamic Growth Fund Expense Ratios+: Current Net 1.27% Gross 1.64%	10.80%	17.33%	13.85%	3.27%	5.82%
S&P 500 Index	13.82%	20.60%	18.45%	7.01%	7.30%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	Aflac, Inc.	2.8%
2.	Becton Dickinson and Co.	2.6%
3.	Cisco Systems, Inc.	2.6%
4.	Western Digital Corporation	2.5%
5.	Medtronic, Inc.	2.5%
6.	Kroger Co.	2.4%
7.	Thermo Fisher Scientific, Inc.	2.4%
8.	Archer-Daniels-Midland Co.	2.4%
9.	Xerox Corporation	2.4%
10.	Northrop Grumman Corporation	2.4%

Inception Date: 2/29/00.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Dynamic Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver terminated on April 30, 2013. +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 15

Aggressive Growth Fund

The Meeder Aggressive Growth Fund returned 9.36% for the year-to-date period ended June 30, 2013 compared to the S&P 500 Index return of 13.82%.

In the Aggressive Growth Fund, we entered the first quarter with a neutral position among growth versus value investments due to preferences from our quantitative investment model.  We also maintained modest positions in mid- and small-cap stocks, and continued to overweight the healthcare sector while we were underweight the materials sector.  We also held a modest position in developed international securities, while we avoided emerging market securities at the start of 2013.  As the first quarter progressed, our investment model increased preference for value investments, which led us to increase our exposure.  Additionally, our investment model shifted preference toward domestic securities as currency and momentum factors began to favor the U.S.  As a result, we ended the first quarter with an overweight to value investments and eliminated our exposure to developed international securities.  Our decision to overweight value investments benefited performance, while our exposure to developed international securities detracted from relative performance in the first quarter.  Also, our position in mid- and small-cap investments benefited performance during the quarter.

During the second quarter, we became overweight to the industrial, healthcare, and consumer staples sectors, while we were underweight materials, telecomm, and utilities.  As the quarter progressed, we focused on overweighting more growth-oriented sectors, including consumer discretionary and technology.  Relative to the S&P 500 Index, our overweight to the consumer discretionary sector benefited performance, while stock selection in the healthcare sector contributed to performance as well.  Stock selection in the energy sector was the largest detractor from performance.  Our best performing stock in the quarter was Live Nation Entertainment, while the largest contributor to the Fund’s return was Western Digital.  Our worst performing stock was Marathon Petroleum, which was also the largest detractor from the Fund’s return.  Finally, we briefly held a modest allocation in developed international securities during May, which detracted from relative performance.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 16	2013 Semi-Annual Report | June 30, 2013

Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Aggressive Growth Fund Expense Ratios+: Current Net 1.41% Gross 1.77%	9.36%	16.25%	12.63%	3.87%	5.72%
S&P 500 Index	13.82%	20.60%	18.45%	7.01%	7.30%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	JPMorgan Chase & Co.	2.8%
2.	Western Digital Corporation	2.7%
3.	Cisco Systems, Inc.	2.7%
4.	Medtronic, Inc.	2.7%
5.	Thermo Fisher Scientific, Inc.	2.6%
6.	Marathon Petroleum Corporation	2.3%
7.	Walgreen Co.	2.3%
8.	Kroger Co.	2.3%
9.	Xerox Corporation	2.2%
10.	Aflac, Inc.	2.1%

Inception Date: 2/29/00.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Aggressive Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver terminated on April 30, 2013. + The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 17

Strategic Growth Fund

The Meeder Strategic Growth Fund returned 6.55% for the six-month period ended June 30, 2013 compared to the S&P 500 Index return of 13.82%.  The Strategic Growth Fund is fully invested in the equity market at all times, and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by using our proprietary investment selection process.  The current target allocation is comprised of the following: 25% large-cap, 20% mid-cap, 17.5% international, 12.5% small-cap, 12.5% real estate, and 12.5% commodities.

Within each respective category, we seek to identify stocks and funds that will outperform their respective benchmark by utilizing an evaluation process based on fundamental and momentum factors.  Securities that fall out of favor within our models are sold and replaced with investments ranked higher by our evaluation process.

 In the first quarter of 2013, the Fund benefited from its allocation to mid-cap and small-cap investments compared to the performance of the S&P 500 Index.  However, the commodities, international, and real estate categories detracted from performance relative to the S&P 500 as emerging market growth concerns impacted both commodity and international stock markets.  Despite the challenges posed by international markets during the first quarter, fund selections in the category outperformed their respective benchmarks.

During the second quarter, our allocation to small-cap stocks benefited performance, while our allocation to international stocks and real estate detracted from performance relative to the S&P 500 Index.  Also, stock selection in the healthcare sector contributed to returns, while stock selection in the materials sector benefited relative performance as well.  Stock selection in the energy sector detracted from performance, as Marathon Petroleum and C&J Energy Services were among our worst performing holdings.  Fund selection in the international markets, including developed international and emerging markets, contributed positively to the performance of the Fund.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund.  For the year-to-date period through June 30, 2013, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 18	2013 Semi-Annual Report | June 30, 2013

Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	8/31/08 – 6/31/138	5 Year	Since Inception
Strategic Growth Fund Expense Ratios+: Current Net 1.24% Gross 1.70%	6.55%	14.27%	11.67%	3.38%	2.66%	2.06%
Blended Index7	8.19%	16.87%	15.16%	4.34%6	3.72%	4.32%
S&P 500 Index	13.82%	20.60%	18.45%	7.12%6	7.01%	5.34%

Fund Weightings
as of June 30, 2013

Fund Weightings are subject to change. The Fund’s cash position may be equitized by stock index futures.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	iShares MSCI Emerging Markets Index Fund	4.7%
2.	iShares MSCI EAFE Index Fund	4.6%
3.	Oppenheimer International Growth Fund	4.2%
4.	Marathon Petroleum Corporation	3.6%
5.	Oppenheimer Developing Markets Fund	3.6%
6.	Hess Corporation	3.3%
7.	Tesoro Corporation	2.8%
8.	RLJ Lodging Trust	2.3%
9.	Rock Tenn Co.	2.0%
10.	Weyerhaeuser Co.	2.0%

Inception Date: 1/31/06.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Strategic Growth Fund during the periods shown above. This waiver was voluntary through August 21, 2012 at which time it became contractual. The contractual waiver terminated on April 30, 2013. +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 19

Utilities and Infrastructure Fund

The Meeder Utilities & Infrastructure Fund returned 14.15% for the year-to-date period ended June 30, 2013 compared to the benchmark Russell 3000 Utilities Index return of 11.56%.  Also, the Fund has outperformed its benchmark for the 1-year, 10-year, and since inception period.

During the first quarter, we benefited from the general outperformance of utilities as well as a renewal of interest in gas-related stocks, the latter being a notable weight in the Fund. Toward the end of the quarter, we trimmed NiSource to a normal weighting since a long period of strong performance brought the stock closer to our estimate of fair value. We bought Corning, a supplier of glass for mobile devices (and TVs) as well as fiber optic cable, which may be due for another cycle of demand. We also increased our position in Qualcomm, which has been dominating the chip market for mobile phones across all platforms.

Our top performing stocks during the second quarter were rather immune to sector pressures stemming from Fed speculation and the potential for interest rate increases. As mentioned, we added Corning earlier in the year in anticipation that the premier high-end glass manufacturer for mobile devices and fiber optic cables would see resurgent demand. The yield was unusually high at 3% for this communications enabler, and the company also beat earnings and boosted the dividend which led a 7% gain in the stock during the quarter. Our higher-yielding midstream energy holdings, including Kinder Morgan, ONEOK, and Williams, underperformed due to their sensitivity to interest rate movements.

Page 20	2013 Semi-Annual Report | June 30, 2013

Period & Average Annual Total Returns as of June 30, 2013 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Utilities and Infrastructure Fund9 Expense Ratios+: Current Net 1.89% Gross 2.02%	14.15%	17.78%	13.55%	2.81%	8.72%
Russell 3000 Utilities Index	11.56%	10.71%	17.68%	5.64%	8.42%

Sector Concentration as of June 30, 2013
1.	Telephone & Telecommunications	22%
2.	Pipelines	20%
3.	Electric Utility	15%
4.	Natural Gas Distribution	14%
5.	Utility Services	13%
6.	Oil Exploration & Production	9%
7.	Water Utility	4%
8.	Cash & Equivalents	3%

As a percentage of total net assets Concentrations are subject to change.

Top 10 Holdings as of June 30, 2013		% of total net assets
1.	Questar Corporation	5.3%
2.	Enterprise Products Partners L.P.	4.8%
3.	ITC Holdings Corporation	4.7%
4.	Black Hills Corporation	4.3%
5.	MDU Resources Group, Inc.	4.2%
6.	AT&T, Inc.	4.1%
7.	General Electric Co.	4.0%
8.	American Water Works Co., Inc.	3.9%
9.	Ensco PLC	3.9%
10.	QUALCOMM, Inc.	3.8%

Inception Date: 6/21/95.

Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of the Utilities and Infrastructure Fund during the periods shown above.  This waiver was voluntary through August 21, 2012 at which time it became contractual.  The contractual waiver terminated on April 30, 2013. +The Current Net Expense Ratio is based on net assets in effect as of 6/30/13.  This ratio may increase or decrease depending on fluctuations in Fund net assets.  The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus.  Please see additional disclosures on page 23.

2013 Semi-Annual Report | June 30, 2013	Page 21

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below provides information on actual and hypothetical account values.  The examples shown are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2012 to June 30, 2013.

ACTUAL EXPENSES: You may use the actual expenses shown below, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (12/31/2012)	Ending Account Value (6/30/2013)	Expenses Paid During Period1 (12/31/2012 - 6/30/2013)	Expense Ratio (Annualized)
Muirfield Fund	Actual	$1,000.00	$1,099.80	$6.25	1.20%
	Hypothetical	1,000.00	1,018.84	6.01	1.20%
Utilities and Infrastructure Fund	Actual	1,000.00	1,141.50	10.04	1.89%
	Hypothetical	1,000.00	1,015.42	9.44	1.89%
Quantex Fund	Actual	1,000.00	1,190.90	7.82	1.44%
	Hypothetical	1,000.00	1,017.65	7.20	1.44%
Dynamic Growth Fund	Actual	1,000.00	1,108.00	6.64	1.27%
	Hypothetical	1,000.00	1,018.50	6.36	1.27%
Aggressive Growth Fund	Actual	1,000.00	1,093.60	7.32	1.41%
	Hypothetical	1,000.00	1,017.80	7.05	1.41%
Balanced Fund	Actual	1,000.00	1,056.70	6.88	1.35%
	Hypothetical	1,000.00	1,018.10	6.76	1.35%
Strategic Growth Fund	Actual	1,000.00	1,065.50	6.35	1.24%
	Hypothetical	1,000.00	1,018.65	6.21	1.24%
Total Return Bond Fund	Actual	1,000.00	973.10	4.75	0.97%
	Hypothetical	1,000.00	1,019.98	4.86	0.97%
Money Market Fund - Retail Class	Actual	1,000.00	1,000.40	1.14	0.23%
	Hypothetical	1,000.00	1,023.65	1.15	0.23%
Money Market Fund - Institutional Class	Actual	1,000.00	1,000.70	0.79	0.16%
	Hypothetical	1,000.00	1,024.00	0.80	0.16%

Please note that the expenses shown in the table above are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

1
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

Page 22	2013 Semi-Annual Report | June 30, 2013

Disclosures

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended June 30, 2013. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so an investor’s shares or units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current performance data for the Meeder Funds™ is available at www.meederfunds.com. Management fees and/or expenses were waived and/or reimbursed in Meeder Funds™ during the periods shown to reduce expenses. Except for transfer agent fee waivers, all expenses, management fees, reimbursements or waivers for the Funds were voluntary through August 21, 2012. Effective August 22, 2012, the Adviser contractually agreed to waive and/or reimburse certain expenses. This contractual waiver terminated on April 30, 2013. The Quantex FundTM management fee waiver is contractual and can be terminated annually by the Adviser on its renewal date, April 30, 2014.

1	The blended index consists of 50% of the Russell 2000 Index and 50% of the S&P 400 MidCap Index.

2
The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to the Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while the Quantex Fund™ utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P 400 MidCap Index are more comparative indices for Fund performance after April 30, 2005.

3	The blended index is comprised of 60% of the S&P 500 Index and 40% of the average 90-day U.S. T-bill.

4	The blended index consists of 42% of the S&P 500 Index, 28% of the average 90-day U.S. T-bill and 30% of the Barclays Intermediate-Term Government/Credit Index.

5
On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. In 2012, The Defensive Balanced Fund became known as the Balanced Fund. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.

6	Specified index returns are calculated for the period 8/31/08 to 12/31/12.

7
The blended index consists of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones US Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index.

8
On August 25, 2008, The Focused Growth Fund became known as the Strategic Growth Fund and its investment strategy changed. This Fund will pursue its goal by investing primarily in common stocks, as well as open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this Fund will always have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities and commodity based equities.

9
The Utilities and Infrastructure Fund was previously known as The Total Return Utilities Fund. On June 30, 2011, the Total Return Utilities Fund changed its name to the Utilities and Infrastructure Fund. Its investment objective and strategy remained unchanged.

+
The Current Net Expense Ratios are based on net assests in effect as of 6/30/13. This ratio may increase or decrease depending on fluctuations in Fund net assets. Gross Expense Ratios are percentages of the Funds’ assets, including acquired fund fees and expenses, as they are shown in the most recent Prospectus.

*
The current and effective yields quoted for the Money Market Fund are as of June 30, 2013.  Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations.  To obtain the current 7-day yields for the Money Market Fund, call Meeder Funds™ Client Services Department toll free at (800) 325-3539 or (614) 760-2159.  Investments in the Money Market Fund (either class) are not a deposit and are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund (either class).

To obtain a prospectus containing more information about the Meeder Funds™, including other fees and expenses that apply to a continued investment in the Funds, you may call (800) 325-3539, visit our website at www.meederfunds.com, or write to P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

Note on comparative indices: Returns for an index do not reflect fees, brokerage commissions, or other expenses associated with investing. One cannot invest directly in an index. Source for equity index data: Bloomberg LP. Source for fixed income index data: Morningstar, Inc. Source for average general-purpose money market fund performance: Lipper, Inc.

2013 Semi-Annual Report | June 30, 2013	Page 23

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2013 Semiannual Report Fund Holdings & Financial Statements

Schedule of Investments
June 30, 2013 (unaudited)

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 94.2%
Consumer Discretionary — 15.6%
Best Buy Co., Inc.	38,370	1,048,652
BorgWarner, Inc.	12,545	1,080,752
Comcast Corp.	54,730	2,284,978
Cracker Barrel Old Country Store, Inc.	9,715	919,622
Dana Holding Corp.	47,025	905,701
Live Nation Entertainment, Inc. (2)	62,390	967,045
Mohawk Industries, Inc. (2)	9,650	1,085,528
Service Corporation International	76,575	1,380,647
Tenneco, Inc. (2)	18,230	825,454
Time Warner, Inc.	40,400	2,335,928
Tweny-First Century Fox, Inc.	74,040	2,412,223
Visteon Corp. (2)	22,940	1,447,973
Washington Post Co./The	3,115	1,506,944
Whirlpool Corp.	17,300	1,978,428
(Cost $19,522,923)		20,179,875
Consumer Staples — 11.4%
Archer-Daniels-Midland Co.	72,050	2,443,215
Energizer Holdings, Inc.	18,890	1,898,634
Harbinger Group, Inc. (2)	115,615	871,737
Hillshire Brands Co.	27,030	894,152
Kroger Company	81,910	2,829,171
Rite Aid Corp. (2)	144,145	412,255
Safeway, Inc.	63,230	1,496,022
TreeHouse Foods, Inc. (2)	6,040	395,862
Tyson Foods, Inc.	33,295	855,016
Walgreen Co.	59,525	2,631,005
(Cost $14,842,078)		14,727,069
Energy — 8.8%
ConocoPhillips	43,990	2,661,395
Hess Corp.	39,095	2,599,427
Marathon Petroleum Corp.	32,660	2,320,820
Phillips 66	37,140	2,187,917
Tesoro Corp.	31,130	1,628,722
(Cost $12,184,106)		11,398,281
Financials — 13.0%
Aflac, Inc.	47,610	2,767,093
Citigroup, Inc.	63,170	3,030,265
CNO Financial Group, Inc.	84,780	1,098,749
Genworth Financial, Inc. (2)	48,800	556,808
HCC Insurance Holdings, Inc.	43,700	1,883,907
JPMorgan Chase & Co.	61,300	3,236,027
StanCorp Financial Group, Inc.	10,355	511,641
State Street Corp.	20,715	1,350,825
Travelers Companies, Inc./The	17,475	1,396,602
Wells Fargo & Co.	22,690	936,416
(Cost $15,991,340)		16,768,333
Healthcare — 15.3%
Becton, Dickinson and Co.	24,045	2,376,367
Bio-Rad Laboratories, Inc. (2)	8,190	918,918
Community Health Systems, Inc.	24,700	1,157,936
Eli Lilly & Co.	47,400	2,328,288
LifePoint Hospitals, Inc. (2)	15,870	775,091

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Magellan Health Services, Inc. (2)	19,720	1,105,898
Medtronic, Inc.	63,565	3,271,691
Parexel International Corp. (2)	23,300	1,071,101
Steris Corp.	23,185	994,173
Thermo Fisher Scientific, Inc.	36,085	3,053,874
WellPoint, Inc.	24,515	2,006,307
Zimmer Holdings, Inc.	8,990	673,710
(Cost $18,790,925)		19,733,354
Industrials — 11.2%
AECOM Technology Corp. (2)	38,815	1,233,929
Avery Dennison Corp.	35,370	1,512,421
Crane Co.	18,580	1,113,314
Danaher Corp.	36,070	2,283,231
Honeywell International, Inc.	17,025	1,350,763
Huntington Ingalls Industries, Inc.	9,640	544,467
ITT Corporation	20,245	595,405
Jacobs Engineering Group, Inc. (2)	10,120	557,916
Northrop Grumman Corp.	30,100	2,492,280
Terex Corp. (2)	30,040	790,052
Towers Watson & Co.	14,475	1,186,081
UniFirst Corp.	8,250	752,813
(Cost $14,013,303)		14,412,672
Information Technology — 17.7%
Acxiom Corp. (2)	18,940	429,559
Cisco Systems, Inc.	141,340	3,439,509
Computer Sciences Corp.	42,870	1,876,420
CoreLogic, Inc. (2)	43,540	1,008,822
First Solar, Inc. (2)	47,845	2,143,934
Hewlett-Packard Co.	136,440	3,383,712
Oracle Corp.	45,170	1,387,171
Plexus Corp. (2)	16,110	481,528
Synaptics, Inc. (2)	7,530	290,357
Tech Data Corp. (2)	8,790	413,921
Vishay Intertechnology, Inc. (2)	58,825	817,079
Western Digital Corp.	52,660	3,269,659
Xerox Corp.	355,780	3,226,925
Zebra Technologies Corp. (2)	18,660	810,590
(Cost $21,620,259)		22,979,186
Materials — 1.2%
International Paper Co.	34,290	1,519,390
(Cost $1,536,029)		1,519,390
Total Common Stocks (Cost $118,500,963)		121,718,160

Money Market Registered Investment Companies — 5.4%
Meeder Money Market Fund - Institutional Class, 0.14% (3)	6,955,414	6,955,414
Total Money Market Registered Investment Companies (Cost $6,955,414)		6,955,414

The accompanying notes are an integral part of these financial statements.
Page 26	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 7/1/2013 (4)	1,879	1,879
Total Floating Rate Demand Notes (Cost $1,879)		1,879

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (5)	500,000	499,982
Total U.S. Government Obligations (Cost $499,959)		499,982
Total Investments — 100.0% (Cost $125,958,215)(1)		129,175,435
Liabilities less Other Assets — (0.0%)		(1,100)
Total Net Assets — 100.0%		129,174,335

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	2,870	26,490
Meeder Balanced Fund	1,497	15,898
Meeder Dynamic Growth Fund	932	9,087
Meeder Muirfield Fund	4,519	28,876
Meeder Quantex Fund	2,840	85,995
Meeder Utilities & Infrastructure Fund	337	9,274
Total Trustee Deferred Compensation (Cost $118,100)		175,620

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2013, notional value $7,596,675	19	(231,468)
Total Futures Contracts	19	(231,468)

(1)	Cost for federal income tax purposes of $126,047,228 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,397,864
Unrealized depreciation	(3,269,657)
Net unrealized appreciation (depreciation)	$3,128,207

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 27

Schedule of Investments
June 30, 2013 (unaudited)

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 95.2%
Consumer Discretionary — 15.0%
BorgWarner, Inc.	10,035	864,515
Comcast Corp.	42,010	1,753,918
Gap, Inc.	28,995	1,209,961
Live Nation Entertainment, Inc. (2)	21,470	332,785
Mohawk Industries, Inc. (2)	6,280	706,437
Service Corporation International	48,215	869,317
Time Warner, Inc.	30,410	1,758,306
Tweny-First Century Fox, Inc.	42,050	1,369,989
Visteon Corp. (2)	14,240	898,829
Washington Post Co./The	1,935	936,095
Whirlpool Corp.	15,070	1,723,405
(Cost $11,981,034)		12,423,557
Consumer Staples — 11.0%
Archer-Daniels-Midland Co.	58,000	1,966,780
Energizer Holdings, Inc.	9,750	979,973
Harbinger Group, Inc. (2)	36,740	277,020
Hillshire Brands Co.	21,625	715,355
Kroger Company	57,590	1,989,159
Molson Coors Brewing Co.	10,490	502,051
Safeway, Inc.	31,835	753,216
Walgreen Co.	43,785	1,935,297
(Cost $9,155,519)		9,118,851
Energy — 10.4%
Chevron Corp.	10,030	1,186,950
ConocoPhillips	26,215	1,586,007
Hess Corp.	26,500	1,761,985
Marathon Petroleum Corp.	25,960	1,844,718
Phillips 66	26,620	1,568,184
Tesoro Corp.	12,380	647,722
(Cost $9,111,560)		8,595,566
Financials — 13.6%
Aflac, Inc.	39,930	2,320,732
Citigroup, Inc.	33,530	1,608,434
CNO Financial Group, Inc.	25,970	336,571
HCC Insurance Holdings, Inc.	31,210	1,345,463
JPMorgan Chase & Co.	33,295	1,757,643
Morgan Stanley	28,350	692,590
State Street Corp.	19,620	1,279,420
Travelers Companies, Inc./The	16,780	1,341,058
Wells Fargo & Co.	14,895	614,717
(Cost $10,769,350)		11,296,628
Healthcare — 15.2%
Becton, Dickinson and Co.	22,130	2,187,108
Bio-Rad Laboratories, Inc. (2)	4,920	552,024
Celgene Corp. (2)	8,660	1,013,047
Cigna Corp.	15,060	1,091,699
Eli Lilly and Co.	23,300	1,144,496
LifePoint Hospitals, Inc. (2)	8,110	396,092
Magellan Health Services, Inc. (2)	7,240	406,019
Medtronic, Inc.	40,100	2,063,947
Parexel International Corp. (2)	13,185	606,114
Steris Corp.	13,285	569,661

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Thermo Fisher Scientific, Inc.	23,310	1,972,725
Zimmer Holdings, Inc.	7,810	585,281
(Cost $11,658,379)		12,588,213
Industrials — 10.6%
AECOM Technology Corp. (2)	32,315	1,027,294
Avery Dennison Corp.	19,580	837,241
Danaher Corp.	26,450	1,674,285
Honeywell International, Inc.	19,620	1,556,651
Jacobs Engineering Group, Inc. (2)	10,600	584,378
Northrop Grumman Corp.	23,565	1,951,182
Towers Watson & Co.	14,160	1,160,270
(Cost $8,261,713)		8,791,301
Information Technology — 17.2%
Activision Blizzard, Inc.	75,280	1,073,493
Acxiom Corp. (2)	13,420	304,366
Cisco Systems, Inc.	89,550	2,179,199
Computer Sciences Corp.	22,820	998,831
CoreLogic, Inc. (2)	13,905	322,179
First Solar, Inc. (2)	18,845	844,444
Hewlett-Packard Co.	76,900	1,907,120
Oracle Corp.	46,760	1,436,000
Symantec Corp.	57,680	1,296,646
Western Digital Corp.	33,510	2,080,636
Xerox Corp.	215,810	1,957,397
(Cost $13,717,500)		14,400,311
Materials — 0.9%
International Paper Co.	17,570	778,527
(Cost $742,811)		778,527
Utilities — 1.3%
Fluor Corp.	18,410	1,091,897
(Cost $1,142,536)		1,091,897
Total Common Stocks (Cost $76,540,402)		79,084,851

Money Market Registered Investment Companies — 4.5%
Meeder Money Market Fund - Institutional Class, 0.14% (3)	3,747,569	3,747,569
Total Money Market Registered Investment Companies (Cost $3,747,569)		3,747,569

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 7/1/2013 (4)	270	270
Total Floating Rate Demand Notes (Cost $270)		270

The accompanying notes are an integral part of these financial statements.
Page 28	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (5)	300,000	299,989
Total U.S. Government Obligations (Cost $299,975)		299,989
Total Investments — 100.1% (Cost $80,588,216)(1)		83,132,679
Liabilities less Other Assets — (0.1%)		(94,086)
Total Net Assets — 100.0%		83,038,593

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	2,114	19,512
Meeder Balanced Fund	1,094	11,618
Meeder Dynamic Growth Fund	689	6,718
Meeder Muirfield Fund	2,430	15,528
Meeder Quantex Fund	1,270	38,456
Meeder Utilities & Infrastructure Fund	248	6,825
Total Trustee Deferred Compensation (Cost $69,664)		98,657

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2013, notional value $3,998,250	10	(121,825)
Total Futures Contracts	10	(121,825)

(1)	Cost for federal income tax purposes of $80,607,767 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,559,270
Unrealized depreciation	$(2,034,358)
Net unrealized appreciation (depreciation)	$2,524,912

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 29

Schedule of Investments
June 30, 2013 (unaudited)

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 95.4%
Consumer Discretionary — 15.4%
Best Buy Co., Inc.	21,220	579,943
BorgWarner, Inc.	7,040	606,496
Children's Place Retail Stores, Inc./The (2)	4,340	237,832
Comcast Corp.	27,170	1,134,347
Cracker Barrel Old Country Store, Inc.	4,970	470,460
Dana Holding Corp.	20,890	402,341
Live Nation Entertainment, Inc. (2)	34,170	529,635
Mohawk Industries, Inc. (2)	4,830	543,327
Service Corporation International	32,120	579,124
Tenneco, Inc. (2)	5,580	252,662
Time Warner, Inc.	18,040	1,043,073
Visteon Corp. (2)	9,355	590,488
Washington Post Co./The	1,250	604,713
Whirlpool Corp.	5,040	576,374
(Cost $7,832,786)		8,150,815
Consumer Staples — 11.8%
Archer-Daniels-Midland Co.	29,460	998,989
Energizer Holdings, Inc.	7,340	737,743
Harbinger Group, Inc. (2)	52,850	398,489
Hillshire Brands Co.	10,040	332,123
Kroger Company	34,550	1,193,357
Rite Aid Corp. (2)	164,200	469,612
Safeway, Inc.	26,195	619,774
Tyson Foods, Inc.	11,890	305,335
Walgreen Co.	27,345	1,208,649
(Cost $6,347,956)		6,264,071
Energy — 9.0%
Bristow Group, Inc.	6,110	399,105
Hess Corp.	15,250	1,013,973
Marathon Petroleum Corp.	17,310	1,230,049
Phillips 66	10,970	646,243
Tesoro Corp.	20,440	1,069,421
World Fuel Services Corp.	9,745	389,605
(Cost $5,328,765)		4,748,396
Financials — 13.8%
Aflac, Inc.	19,520	1,134,502
Citigroup, Inc.	22,350	1,072,129
CNO Financial Group, Inc.	44,630	578,405
Genworth Financial, Inc. (2)	40,240	459,138
HCC Insurance Holdings, Inc.	17,560	757,012
JPMorgan Chase & Co.	27,890	1,472,313
Protective Life Corp.	18,260	701,367
StanCorp Financial Group, Inc.	10,970	542,028
Travelers Companies, Inc./The	7,745	618,980
(Cost $7,015,500)		7,335,874
Healthcare — 14.9%
Becton, Dickinson and Co.	3,775	373,083
Bio-Rad Laboratories, Inc. (2)	4,100	460,020
Charles River Laboratories International, Inc. (2)	5,350	219,511
Chemed Corp.	2,965	214,755
Cigna Corp.	5,315	385,284

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Community Health Systems, Inc.	14,340	672,259
Impax Laboratories, Inc. (2)	9,075	180,937
LifePoint Hospitals, Inc. (2)	10,360	505,982
Magellan Health Services, Inc. (2)	10,440	585,475
Medtronic, Inc.	27,550	1,417,999
Parexel International Corp. (2)	10,580	486,363
Steris Corp.	15,070	646,202
Team Health Holdings, Inc. (2)	3,695	151,754
Thermo Fisher Scientific, Inc.	16,105	1,362,966
WellPoint, Inc.	3,140	256,977
(Cost $7,460,102)		7,919,567
Industrials — 11.5%
AECOM Technology Corp. (2)	17,260	548,695
Avery Dennison Corp.	20,280	867,173
Crane Co.	7,220	432,622
Danaher Corp.	13,310	842,523
Deluxe Corp.	9,470	328,136
Huntington Ingalls Industries, Inc.	8,830	498,718
ITT Corporation	11,810	347,332
Northrop Grumman Corp.	11,275	933,570
RR Donnelly & Sons Co.	25,215	353,262
Towers Watson & Co.	5,755	471,565
UniFirst Corp.	4,940	450,775
(Cost $5,823,625)		6,074,371
Information Technology — 18.3%
Acxiom Corp. (2)	19,255	436,703
Cisco Systems, Inc.	58,570	1,425,301
Computer Sciences Corp.	23,295	1,019,622
CoreLogic, Inc. (2)	18,245	422,737
Entegris, Inc. (2)	29,940	280,987
First Solar, Inc. (2)	17,650	790,896
Oracle Corp.	27,910	857,116
Plexus Corp. (2)	9,220	275,586
Synaptics, Inc. (2)	7,530	290,357
Tech Data Corp. (2)	8,650	407,328
Vishay Intertechnology, Inc. (2)	31,140	432,535
Western Digital Corp.	23,070	1,432,416
Xerox Corp.	129,380	1,173,477
Zebra Technologies Corp. (2)	10,130	440,047
(Cost $9,541,651)		9,685,108
Materials — 0.7%
International Paper Co.	8,810	390,371
(Cost $372,638)		390,371
Total Common Stocks (Cost $49,723,023)		50,568,573

Money Market Registered Investment Companies — 4.1%
Meeder Money Market Fund - Institutional Class, 0.14% (3)	2,154,221	2,154,221
Total Money Market Registered Investment Companies (Cost $2,154,221)		2,154,221

The accompanying notes are an integral part of these financial statements.
Page 30	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 7/1/2013 (4)	30	30
Total Floating Rate Demand Notes (Cost $30)		30

U.S. Government Obligations — 0.6%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (5)	300,000	299,989
Total U.S. Government Obligations (Cost $299,975)		299,989
Total Investments — 100.1% (Cost $52,177,249)(1)		53,022,813
Liabilities less Other Assets — (0.1%)		(36,484)
Total Net Assets — 100.0%		52,986,329

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,126	10,393
Meeder Balanced Fund	596	6,330
Meeder Dynamic Growth Fund	363	3,539
Meeder Muirfield Fund	1,427	9,119
Meeder Quantex Fund	791	23,951
Meeder Utilities & Infrastructure Fund	132	3,633
Total Trustee Deferred Compensation (Cost $40,487)		56,965

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2013, notional value $2,398,950	6	(73,095)
Total Futures Contracts	6	(73,095)

(1)	Cost for federal income tax purposes of $52,226,683 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,304,592
Unrealized depreciation	$(1,508,462)
Net unrealized appreciation (depreciation)	$796,130

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 31

Schedule of Investments
June 30, 2013 (unaudited)

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 66.0%
Consumer Discretionary — 10.9%
Best Buy Co., Inc.	20,080	548,786
BorgWarner, Inc.	6,565	565,575
Comcast Corp.	29,150	1,217,013
Cracker Barrel Old Country Store, Inc.	5,075	480,400
Dana Holding Corp.	24,615	474,085
Live Nation Entertainment, Inc. (2)	32,635	505,842
Mohawk Industries, Inc. (2)	5,050	568,074
Service Corporation International	40,080	722,642
Tenneco, Inc. (2)	9,540	431,971
Time Warner, Inc.	21,510	1,243,708
Twenty-First Century Fox, Inc.	39,420	1,284,304
Visteon Corp. (2)	12,005	757,756
Washington Post Co./The	1,630	788,545
Whirlpool Corp.	9,050	1,034,958
(Cost $10,276,804)		10,623,659
Consumer Staples — 8.0%
Archer-Daniels-Midland Co.	38,280	1,298,075
Energizer Holdings, Inc.	9,950	1,000,075
Harbinger Group, Inc. (2)	61,015	460,053
Hillshire Brands Co.	14,150	468,082
Kroger Company	42,870	1,480,730
Rite Aid Corp. (2)	75,445	215,773
Safeway, Inc.	33,305	787,996
TreeHouse Foods, Inc. (2)	3,210	210,383
Tyson Foods, Inc.	17,425	447,474
Walgreen Co.	31,140	1,376,388
(Cost $7,803,372)		7,745,029
Energy — 6.2%
ConocoPhillips	23,375	1,414,188
Hess Corp.	20,740	1,379,003
Marathon Petroleum Corp.	17,300	1,229,338
Phillips 66	19,435	1,144,916
Tesoro Corp.	16,470	861,710
(Cost $6,442,522)		6,029,155
Financials — 9.1%
Aflac, Inc.	25,290	1,469,855
Citigroup, Inc.	33,070	1,586,368
CNO Financial Group, Inc.	44,550	577,368
Genworth Financial, Inc. (2)	25,540	291,411
HCC Insurance Holdings, Inc.	22,850	985,064
JPMorgan Chase & Co.	32,070	1,692,975
StanCorp Financial Group, Inc.	5,420	267,802
State Street Corp.	11,070	721,875
Travelers Companies, Inc./The	9,330	745,654
Wells Fargo & Co.	12,215	504,113
(Cost $8,429,642)		8,842,485
Healthcare — 10.7%
Becton, Dickinson and Co.	12,750	1,260,083
Bio-Rad Laboratories, Inc. (2)	4,290	481,338
Community Health Systems, Inc.	12,920	605,690
Eli Lilly and Co.	25,170	1,236,350
LifePoint Hospitals, Inc. (2)	8,300	405,372

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Magellan Health Services, Inc. (2)	10,430	584,914
Medtronic, Inc.	33,650	1,731,966
Parexel International Corp. (2)	12,265	563,822
Steris Corp.	12,205	523,350
Thermo Fisher Scientific, Inc.	19,180	1,623,203
WellPoint, Inc.	12,830	1,050,007
Zimmer Holdings, Inc.	4,790	358,963
(Cost $9,924,841)		10,425,058
Industrials — 7.8%
AECOM Technology Corp. (2)	20,305	645,496
Avery Dennison Corp.	18,490	790,632
Crane Co.	9,725	582,722
Danaher Corp.	19,140	1,211,562
Honeywell International, Inc.	8,910	706,919
Huntington Ingalls Industries , Inc.	5,050	285,224
ITT Corporation	10,595	311,599
Jacobs Engineering Group, Inc. (2)	5,300	292,189
Northrop Grumman Corp.	16,095	1,332,666
Terex Corp. (2)	15,720	413,436
Towers Watson & Co.	7,575	620,696
UniFirst Corp.	4,320	394,200
(Cost $7,372,121)		7,587,341
Information Technology — 12.5%
Acxiom Corp. (2)	9,900	224,532
Cisco Systems, Inc.	75,090	1,827,315
Computer Sciences Corp.	22,675	992,485
CoreLogic, Inc. (2)	23,065	534,416
First Solar, Inc. (2)	25,045	1,122,266
Hewlett-Packard Co.	72,255	1,791,924
Oracle Corp.	24,170	742,261
Plexus Corp. (2)	8,560	255,858
Synaptics, Inc. (2)	3,940	151,926
Tech Data Corp. (2)	4,670	219,910
Vishay Intertechnology, Inc. (2)	30,790	427,673
Western Digital Corp.	27,700	1,719,893
Xerox Corp.	186,730	1,693,641
Zebra Technologies Corp. (2)	9,850	427,884
(Cost $11,411,594)		12,131,984
Materials — 0.8%
International Paper Co.	18,050	799,796
(Cost $808,200)		799,796
Total Common Stocks (Cost $62,469,096)		64,184,507

Registered Investment Companies — 30.5%
Federated Bond Fund	453,558	4,195,414
iShares iBoxx High Yield Corporate Bond ETF	16,175	1,469,984
Ivy High Income Fund	330,098	2,822,339
Pimco Investment Grade Corporate Bond Fund	553,054	5,840,255
Prudential Total Return Bond Fund	396,422	5,538,018
Putnam Income Fund	728,326	5,236,664

The accompanying notes are an integral part of these financial statements.
Page 32	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — continued
TCW Emerging Markets Income Fund	147,005	1,261,301
Vanguard Intermediate-Term Corporate Bond ETF	39,425	3,272,709
Total Registered Investment Companies (Cost $30,865,786)		29,636,684

Money Market Registered Investment Companies — 3.1%
Meeder Money Market Fund - Institutional Class, 0.14% (3)	2,995,527	2,995,527
Total Money Market Registered Investment Companies (Cost $2,995,527)		2,995,527

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 7/1/2013 (4)	826	826
Total Floating Rate Demand Notes (Cost $826)		826

U.S. Government Obligations — 0.5%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (5)	500,000	499,982
Total U.S. Government Obligations (Cost $499,959)		499,982
Total Investments — 100.1% (Cost $96,831,194)(1)		97,317,526
Liabilities less Other Assets — (0.1%)		(101,800)
Total Net Assets — 100.0%		97,215,726

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,907	17,602
Meeder Balanced Fund	1,013	10,758
Meeder Dynamic Growth Fund	616	6,006
Meeder Muirfield Fund	1,755	11,214
Meeder Quantex Fund	746	22,589
Meeder Utilities & Infrastructure Fund	223	6,137
Total Trustee Deferred Compensation (Cost $57,279)		74,306

Balanced Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2013, notional value $3,598,425	9	(109,643)
Total Futures Contracts	9	(109,643)

(1)	Cost for federal income tax purposes of $96,836,376 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,434,109
Unrealized depreciation	(2,952,959)
Net unrealized appreciation (depreciation)	$481,150

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 33

Schedule of Investments
June 30, 2013 (unaudited)

Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 77.5%
Consumer Discretionary — 7.7%
Best Buy Co., Inc.	29,110	795,576
Comcast Corp.	18,760	783,230
Cracker Barrel Old Country Store, Inc.	4,820	456,261
Dana Holding Corp.	22,230	428,150
Jack in the Box, Inc. (2)	6,870	269,922
Live Nation Entertainment, Inc. (2)	44,630	691,765
Mohawk Industries, Inc. (2)	6,400	719,936
Time Warner, Inc.	10,060	581,669
Visteon Corp. (2)	12,740	804,149
Washington Post Co./The	1,730	836,922
(Cost $6,178,869)		6,367,580
Consumer Staples — 5.8%
Archer-Daniels-Midland Co.	29,840	1,011,874
Energizer Holdings, Inc.	11,410	1,146,819
Hillshire Brands Co.	13,670	452,204
Safeway, Inc.	20,740	490,708
Sanderson Farms, Inc.	4,170	276,971
TreeHouse Foods, Inc. (2)	7,430	486,962
Walgreen Co.	20,070	887,094
(Cost $4,596,903)		4,752,632
Energy — 12.7%
Bristow Group, Inc.	3,990	260,627
Chevron Corp.	12,000	1,420,080
Hess Corp.	41,010	2,726,755
Marathon Petroleum Corp.	41,760	2,967,466
Phillips 66	13,510	795,874
Tesoro Corp.	43,310	2,265,979
(Cost $11,360,792)		10,436,781
Financials — 21.1%
Aflac, Inc.	15,160	881,099
Apartment Investment & Management Co. (3)	47,530	1,427,801
Citigroup, Inc.	11,950	573,242
CNO Financial Group, Inc.	38,450	498,312
Duke Realty Corp. (3)	69,460	1,082,881
Equity Lifestyle Properties, Inc. (3)	14,740	1,158,417
Genworth Financial, Inc. (2)	86,395	985,767
HCC Insurance Holdings, Inc.	26,730	1,152,330
JPMorgan Chase & Co.	13,110	692,077
Old Republic International Corp.	52,820	679,793
Potlatch Corp. (3)	19,380	783,727
Prologis Inc. (3)	30,650	1,156,119
Protective Life Corp.	15,720	603,805
RLJ Lodging Trust (3)	84,760	1,906,252
StanCorp Financial Group, Inc.	5,080	251,003
Strategic Hotels & Resorts, Inc. (2)(3)	118,820	1,052,745
Travelers Companies, Inc./The	10,070	804,794
Weyerhaeuser Co. (2)(3)	57,450	1,636,751
(Cost $17,286,871)		17,326,915
Healthcare — 7.3%
Bio-Rad Laboratories, Inc. (2)	4,260	477,972
Hill-Rom Holdings, Inc.	10,980	369,806

Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks - continued
LifePoint Hospitals, Inc. (2)	8,450	412,698
Magellan Health Services, Inc. (2)	9,205	516,216
Medtronic, Inc.	25,540	1,314,544
Parexel International Corp. (2)	10,330	474,870
Steris Corp.	9,300	398,784
Thermo Fisher Scientific, Inc.	10,590	896,232
WellPoint, Inc.	14,375	1,176,450
(Cost $5,647,654)		6,037,572
Industrials — 5.9%
AECOM Technology Corp. (2)	26,240	834,170
Avery Dennison Corp.	21,160	904,802
ITT Corporation	16,305	479,530
Northrop Grumman Corp.	11,625	962,550
Terex Corp. (2)	19,020	500,226
Towers Watson & Co.	6,115	501,063
UniFirst Corp.	7,160	653,350
(Cost $4,764,084)		4,835,691
Information Technology — 9.3%
Acxiom Corp. (2)	8,240	186,883
Brocade Communications Systems, Inc. (2)	37,700	217,152
Cisco Systems, Inc.	49,680	1,208,963
Computer Sciences Corp.	23,340	1,021,592
CoreLogic, Inc. (2)	19,570	453,437
First Solar, Inc. (2)	22,350	1,001,504
Lexmark International, Inc.	8,500	259,845
Plexus Corp. (2)	7,580	226,566
Synaptics, Inc. (2)	5,020	193,571
Tech Data Corp. (2)	4,400	207,196
Vishay Intertechnology, Inc. (2)	13,960	193,904
Western Digital Corp.	23,950	1,487,056
Xerox Corp.	78,880	715,442
Zebra Technologies Corp. (2)	6,080	264,115
(Cost $7,401,556)		7,637,226
Materials — 5.7%
Graphic Packaging Holding Co. (2)	25,380	196,441
Greif, Inc.	2,860	150,636
Minerals Technologies, Inc.	12,550	518,817
Packaging Corp of America	21,520	1,053,619
Rock Tenn Company	16,790	1,676,985
Schweitzer-Mauduit International, Inc.	3,880	193,534
Sonoco Products Co.	26,180	905,043
(Cost $4,438,806)		4,695,075
Telecommunication Services — 0.7%
Telephone and Data Systems, Inc.	11,670	287,666
Verizon Communications, Inc.	5,520	277,877
(Cost $532,435)		565,543
Utilities — 1.3%
UGI Corp.	27,790	1,086,867
(Cost $1,047,143)		1,086,867
Total Common Stocks (Cost $63,255,113)		63,741,882

The accompanying notes are an integral part of these financial statements.
Page 34	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 17.0%
iShares MSCI EAFE Index Fund	65,240	3,738,252
iShares MSCI Emerging Markets Index Fund	99,425	3,827,863
Oppenheimer Developing Markets Fund	87,618	2,940,444
Oppenheimer International Growth Fund	104,915	3,422,332
Total Registered Investment Companies (Cost $13,402,824)		13,928,891

Money Market Registered Investment Companies — 5.1%
Meeder Money Market Fund - Institutional Class, 0.14% (4)	4,206,680	4,206,680
Total Money Market Registered Investment Companies (Cost $4,206,680)		4,206,680

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.60%, 7/1/2013 (5)	298	298
Total Floating Rate Demand Notes (Cost $298)		298

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (6)	300,000	299,989
Total U.S. Government Obligations (Cost $299,975)		299,989
Total Investments — 100.0% (Cost $81,164,890)(1)		82,177,740
Liabilities less Other Assets — (0.0%)		(8,331)
Total Net Assets — 100.0%		82,169,409

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,668	15,396
Meeder Balanced Fund	891	9,462
Meeder Dynamic Growth Fund	540	5,265
Meeder Muirfield Fund	1,546	9,879
Meeder Quantex Fund	650	19,682
Meeder Utilities & Infrastructure Fund	196	5,394
Total Trustee Deferred Compensation (Cost $50,895)		65,078

Strategic Growth Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2013, notional value $4,398,075	11	(61,783)
Total Futures Contracts	11	(61,783)

(1)	Cost for federal income tax purposes of $81,263,840 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,082,060
Unrealized depreciation	(2,168,160)
Net unrealized appreciation (depreciation)	$913,900

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(5)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 35

Schedule of Investments
June 30, 2013 (unaudited)

Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 97.9%
Consumer Discretionary — 26.8%
Abercrombie & Fitch Co.	6,100	276,025
Apollo Group, Inc. (2)	13,950	247,194
AutoNation, Inc. (2)	7,405	321,303
Best Buy Co., Inc.	24,450	668,219
Big Lots, Inc. (2)	10,230	322,552
Cablevision Systems Corp.	19,065	320,673
D.R. Horton, Inc.	14,365	305,687
Darden Restaurants, Inc.	6,460	326,101
Expedia, Inc.	4,650	279,698
Fossil, Inc. (2)	3,120	322,327
GameStop Corp.	11,505	483,555
Gannett Co., Inc.	15,875	388,303
Garmin, Ltd.	7,020	253,913
Goodyear Tire & Rubber Company/The (2)	20,725	317,072
H&R Block, Inc.	15,305	424,714
Harman International Industries, Inc.	6,395	346,609
Hasbro, Inc.	8,160	365,813
International Game Technology, Inc.	20,230	338,043
Interpublic Group of Cos., Inc./The	25,490	370,880
J.C. Penney Co., Inc.	14,240	243,219
Leggett & Platt, Inc.	10,495	326,290
Netflix, Inc. (2)	3,105	655,434
Scripps Networks Interactive	4,950	330,462
TripAdvisor, Inc. (2)	6,710	408,438
Urban Outfitters, Inc. (2)	7,220	290,388
Washington Post Co./The	790	382,178
(Cost $7,288,534)		9,315,090
Consumer Staples — 5.4%
Constellation Brands, Inc. (2)	7,835	408,360
Crimson Wine Group, Ltd. (2)	1,193	10,158
Dean Foods Co. (2)	16,945	169,789
Hormel Foods Corp.	9,170	353,779
Safeway, Inc.	16,010	378,797
Tyson Foods, Inc.	14,740	378,523
WhiteWave Foods Co. Class A (2)	4,379	71,159
WhiteWave Foods Co. Class B (2)	6,237	94,802
(Cost $1,289,640)		1,865,367
Energy — 6.2%
Diamond Offshore Drilling, Inc.	4,255	292,701
Helmerich & Payne, Inc.	5,180	323,491
Nabors Industries, Ltd.	20,080	307,425
Newfield Exploration Co. (2)	10,970	262,073
QEP Resources, Inc.	9,700	269,466
Rowan Cos. (2)	9,225	314,296
WPX Energy, Inc. (2)	19,590	371,035
(Cost $2,219,114)		2,140,487
Financials — 17.9%
Apartment Investment & Management Co. (3)	10,585	317,973
Assurant, Inc.	8,325	423,826
Cincinnati Financial Corp.	7,355	337,742
Comerica, Inc.	9,430	375,597
E*TRADE Financial Corp. (2)	32,297	408,880

Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Federated Investors, Inc.	13,995	383,603
First Horizon National Corp.	29,237	327,454
Genworth Financial, Inc. (2)	37,775	431,013
Hudson City Bancorp, Inc.	35,430	325,070
Huntington Bancshares, Inc.	44,930	353,599
Legg Mason, Inc.	11,065	343,126
Leucadia National Corp.	12,005	314,771
NASDAQ OMX Group, Inc./The	11,475	376,265
People's United Financial, Inc.	23,865	355,589
Torchmark Corp.	5,575	363,155
Unum Group	13,750	403,838
Wells Fargo & Co. Preferred (2)	1	0
Zions Bancorporation	13,325	385,359
(Cost $4,954,147)		6,226,860
Healthcare — 4.8%
DENTSPLY International, Inc.	7,240	296,550
Hospira, Inc. (2)	9,275	355,325
Patterson Cos., Inc.	8,355	314,148
PerkinElmer, Inc.	9,015	292,988
Tenet Healthcare Corp. (2)	8,717	401,854
(Cost $1,330,912)		1,660,865
Industrials — 10.3%
Avery Dennison Corp.	8,205	350,846
Cintas Corp.	6,975	317,641
Dun & Bradstreet Corp./The	3,695	360,078
Iron Mountain, Inc.	9,230	245,610
Jacobs Engineering Group, Inc. (2)	6,700	369,371
Pitney Bowes, Inc.	26,835	393,938
Quanta Services, Inc. (2)	10,470	277,036
Robert Half International, Inc.	9,020	299,735
Ryder System, Inc.	5,715	347,415
Snap-on, Inc.	3,590	320,874
Xylem, Inc.	10,480	282,331
(Cost $3,158,807)		3,564,875
Information Technology — 12.9%
Advanced Micro Devices, Inc. (2)	117,410	479,033
BMC Software, Inc. (2)	7,170	323,582
Electronic Arts, Inc. (2)	19,680	452,443
First Solar, Inc. (2)	9,175	411,132
FLIR Systems, Inc.	12,465	336,181
Harris Corp.	5,810	286,143
Jabil Circuit, Inc.	14,870	303,051
JDS Uniphase Corp. (2)	20,867	300,276
LSI Corp.	39,055	278,853
Molex, Inc.	10,290	301,908
SAIC, Inc.	25,625	356,956
Teradyne, Inc. (2)	16,865	296,318
Total System Services, Inc.13,355		326,930
(Cost $3,954,568)		4,452,806
Materials — 6.6%
Allegheny Technologies, Inc.	9,420	247,840
Bemis Co., Inc.	8,600	336,604
Cliffs Natural Resources, Inc.	7,500	121,875

The accompanying notes are an integral part of these financial statements.
Page 36	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
International Flavors & Fragrances, Inc.	4,260	320,182
MeadWestvaco Corp.	9,020	307,672
Owens-Illinois, Inc. (2)	13,395	372,247
Sealed Air Corp.	16,300	390,385
United States Steel Corp.	11,625	203,786
(Cost $2,477,658)		2,300,591
Telecommunication Services — 2.6%
Frontier Communications Corp.	65,940	267,057
T-Mobile US, Inc.	14,787	366,865
Windstream Corp.	34,240	263,990
(Cost $833,244)		897,912
Utilities — 4.4%
AGL Resources, Inc.	7,201	308,635
Integrys Energy Group, Inc.	5,515	322,793
Pepco Holdings, Inc.	14,580	293,933
Pinnacle West Capital Corp.	5,630	312,296
TECO Energy, Inc.	17,245	296,442
(Cost $1,441,072)		1,534,099
Total Common Stocks (Cost $28,947,696)		33,958,952

Money Market Registered Investment Companies — 1.7%
Meeder Money Market Fund - Institutional Class, 0.14% (4)	586,397	586,397
Total Money Market Registered Investment Companies (Cost $586,397)		586,397

U.S. Government Obligations — 0.3%
U.S. Treasury Bill, 0.108%, due 9/5/2013 (5)	100,000	99,996
Total U.S. Government Obligations (Cost $99,992)		99,996
Total Investments — 99.7% (Cost $29,634,085)(1)		34,645,345
Other Assets less Liabilities — 0.3%		90,329
Total Net Assets — 100.0%		34,735,674

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	842	7,772
Meeder Balanced Fund	446	4,737
Meeder Dynamic Growth Fund	271	2,642
Meeder Muirfield Fund	1,667	10,652
Meeder Quantex Fund	1,134	34,338
Meeder Utilities & Infrastructure Fund	100	2,752
Total Trustee Deferred Compensation (Cost $41,029)		62,893

Quantex Fund

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors Mid Cap 400 E-Mini expiring September 2013, notional value $231,580	2	(3,915)
Total Futures Contracts	2	(3,915)

(1)	Cost for federal income tax purposes of $29,792,939 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,855,895
Unrealized depreciation	$(1,003,489)
Net unrealized appreciation (depreciation)	$4,852,406

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(5)	Pledged as collateral on Futures Contracts.

(6)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 37

Schedule of Investments
June 30, 2013 (unaudited)

Utilities & Infrastructure Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 96.6%
Electric Utility — 14.9%
Covanta Holding Corp.	33,395	668,568
General Electric Co.	58,764	1,362,737
ITC Holdings Corp.	17,644	1,610,897
MDU Resources Group, Inc.	54,783	1,419,428
(Cost $4,319,138)		5,061,630
Natural Gas Distribution — 14.3%
Energy Transfer Equity, L.P.	17,674	1,057,259
MarkWest Energy Partners, L.P.	15,397	1,029,289
National Grid PLC - ADR (2)	16,308	924,174
ONEOK, Inc.	15,278	631,134
Williams Companies, Inc./The	38,615	1,253,829
(Cost $3,311,352)		4,895,685
Oil Exploration & Production — 9.2%
Energen Corporation	10,431	545,124
Ensco PLC	22,958	1,334,319
EQT Corp.	15,716	1,247,379
(Cost $2,558,300)		3,126,822
Pipelines — 19.7%
Enterprise Products Partners, L.P.	26,354	1,637,901
Kinder Morgan Energy Partners, L.P.	12,857	1,097,988
National Fuel Gas Co.	20,831	1,207,156
Questar Corp.	75,826	1,808,383
Spectra Energy Corp.	26,919	927,629
(Cost $4,356,716)		6,679,057
Telecommunication Services — 21.8%
American Tower Corp.	8,635	631,823
AT&T, Inc.	39,215	1,388,211
Corning, Inc.	77,068	1,096,678
QUALCOMM, Inc.	21,369	1,305,432
Telephone and Data Systems, Inc.	47,994	1,183,052
Verizon Communications, Inc.	17,409	876,369
Vodafone Group PLC - ADR (2)	32,442	932,545
(Cost $6,663,581)		7,414,110
Utility Services — 12.8%
Black Hills Corp.	30,034	1,464,158
Fluor Corp.	10,540	625,127
NiSource, Inc.	39,609	1,134,402
UGI Corp.	28,020	1,095,862
(Cost $3,345,571)		4,319,549
Water Utility — 3.9%
American Water Works Co., Inc.	32,369	1,334,574
(Cost $818,256)		1,334,574
Total Common Stocks (Cost $25,372,914)		32,831,427

Utilities & Infrastructure Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 3.2%
Meeder Money Market Fund - Institutional Class, 0.14% (3)	1,085,456	1,085,456
Total Money Market Registered Investment Companies (Cost $1,085,456)		1,085,456
Total Investments — 99.8% (Cost $26,458,370)(1)		33,916,883
Other Assets less Liabilities — 0.2%		68,668
Total Net Assets — 100.0%		33,985,551

Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	1,011	9,332
Meeder Balanced Fund	537	5,703
Meeder Dynamic Growth Fund	325	3,169
Meeder Muirfield Fund	1,591	10,166
Meeder Quantex Fund	993	30,068
Meeder Utilities & Infrastructure Fund	119	3,275
Total Trustee Deferred Compensation (Cost $41,778)		61,713

(1)	Cost for federal income tax purposes of $26,644,856 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,507,656
Unrealized depreciation	(235,629)
Net unrealized appreciation (depreciation)	$7,272,027

(2)	American Depositary Receipt

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(4)	Assets of affiliates to the Utilities & Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
Page 38	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Total Return Bond Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 91.6%
AllianceBernstein High Income Fund	804,474	7,545,969
Eaton Vance Floating-Rate Advantage Fund	416,037	4,618,009
Federated Bond Fund	848,429	7,847,966
Goldman Sachs Strategic Income Fund	378,021	3,961,655
iShares iBoxx $ Investment Grade Corporate Bond ETF	34,710	3,944,792
iShares iBoxx $ High Yield Corporate Bond ETF	35,100	3,189,888
iShares JP Morgan USD Emerging Markets Bond ETF	26,175	2,866,948
Ivy High Income Fund	1,044,450	8,930,045
PIMCO Investment Grade Corporate Bond Fund	378,779	3,999,903
PIMCO Total Return Exchange-Traded Fund	37,950	4,002,966
Prudential Total Return Bond Fund	276,357	3,860,709
Putnam Income Fund	542,824	3,902,905
SPDR Barclays High Yield Bond ETF	80,675	3,185,856
TCW Emerging Markets Income Fund	863,116	7,405,535
Templeton Global Total Return Fund	443,007	5,878,699
Vanguard Intermediate-Term Corporate Bond ETF	46,895	3,892,801
Total Registered Investment Companies (Cost $80,823,526)		79,034,646

Money Market Registered Investment Companies — 5.1%
Meeder Money Market Fund - Institutional Class, 0.14% (2)	4,425,155	4,425,155
Total Money Market Registered Investment Companies (Cost $4,425,155)		4,425,155

U.S. Government Obligations — 3.5%
Government National Mortgage Association, 6.50%, due 7/20/2038	33,521	42,034
U.S. Treasury Bill, 0.108%, due 9/5/2013 (3)	200,000	199,993
U.S. Treasury Note, 1.625%, due 8/15/2022	2,000,000	1,876,406
U.S. Treasury Note, 1.75%, due 5/15/2023	1,000,000	936,562
Total U.S. Government Obligations (Cost $3,176,846)		3,054,995
Total Investments — 100.2% (Cost $88,425,527)(1)		86,514,796
Liabilities less Other Assets — (0.2%)		(149,955)
Total Net Assets — 100.0%		86,364,841

Total Return Bond Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	448	4,135
Meeder Balanced Fund	236	2,506
Meeder Dynamic Growth Fund	155	1,511
Meeder Muirfield Fund	456	2,914
Meeder Quantex Fund	177	5,360
Meeder Utilities & Infrastructure Fund	55	1,514
Total Trustee Deferred Compensation (Cost $15,055)		17,940

(1)	Cost for federal income tax purposes of $88,531,259 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$85,592
Unrealized depreciation	(2,102,055)
Net unrealized appreciation (depreciation)	$(2,016,463)

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2013.

(3)	Pledged as collateral on futures contracts.

(4)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 39

Schedule of Investments
June 30, 2013 (unaudited)

Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Bank Obligations — 6.7%
Bank Midwest Deposit Account	0.65	%(2)	07/01/13	249,000	249,000
Columbus First Bank Demand Deposit Account	0.45	%(2)	07/01/13	249,000	249,000
Commerce Bank Demand Account	0.30	%(2)	07/01/13	249,000	249,000
EverBank Money Market Account	0.76	%(2)	07/01/13	249,000	249,000
FICA Bank Deposit Program (3)	0.26%		--	5,000,000	5,000,000
Mid America Bank Demand Deposit Account	0.50	%(2)	07/01/13	249,000	249,000
Nationwide Bank Deposit Account	0.60	%(2)	07/01/13	249,000	249,000
Plaza Bank Deposit Account	0.55	%(2)	07/01/13	249,090	249,090
TD Bank Demand Deposit Account	0.25	%(2)	07/01/13	249,000	249,000
Total Bank Obligations (Cost $6,992,090)					6,992,090

Certificates of Deposit — 5.5%
Apple Bank for Savings	0.30%	11/07/13	248,000	248,000
Banco Popular De Puerto Rico	0.35%	11/29/13	249,000	249,000
Bank Hapoalim	0.25%	11/15/13	249,000	249,000
Bank of Baroda	0.35%	05/09/14	249,000	249,000
Bank of China	0.65%	12/31/13	248,000	248,000
Bank of India	0.50%	09/11/13	248,000	248,000
Biltmore Bank of Arizona	0.30%	11/15/13	248,000	248,000
BMW Bank NA	0.25%	05/09/14	249,000	249,000
Citibank, NA	0.25%	11/29/13	249,000	249,000
Discover Bank	0.30%	04/10/14	248,000	248,000
Doral Bank	0.35%	05/30/14	249,000	249,000
Enerbank USA	0.30%	10/21/13	249,000	249,000
Enterprise Bank	0.25%	05/16/14	249,000	249,000
Fifth Third Bank	0.40%	04/10/14	248,000	248,000
First Bank of PR	0.30%	05/23/14	249,000	249,000
First Niagara Bank	0.25%	11/25/13	249,000	249,000
Investors Bank	0.25%	02/24/14	249,000	249,000
Medallion Bank	0.25%	12/05/13	249,000	249,000
Merrick Bank	0.40%	10/11/13	249,000	249,000
Mizuho Corp. Bank	0.30%	05/29/14	249,000	249,000
Safra National Bank	0.25%	06/30/14	249,000	249,000
Susquehanna Bank	0.25%	08/12/13	248,000	248,000
Town North Bank NA	0.35%	09/17/13	248,000	248,000
Total Certificates of Deposit (Cost $5,719,000)				5,719,000

Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Corporate Obligations — 35.1%
Bath Technologies (5)	0.25	%(2)	07/05/13	655,000	655,000
Bank Nova Scotia Yankee CD	0.20	%(4)	11/27/13	5,000,000	5,000,000
Caterpillar Financial Power Investment Floating Rate Demand Note	0.60	%(4)	07/01/13	9,825,231	9,825,231
GE Demand Note	0.70	%(4)	07/01/13	9,014,495	9,014,495
MassMutual Global (5)	0.65	%(4)	01/14/14	4,234,000	4,243,896
Met Life Global Funding (5)	1.17	%(4)	04/04/14	4,800,000	4,832,212
Springside Corp. Exchange Partners, LLC (5)	0.21	%(2)	07/05/13	2,000,000	2,000,000
Toyota Motor Credit	0.32	%(4)	09/09/13	1,000,000	1,000,000
Total Corporate Obligations (Cost $36,570,834)					36,570,834

Repurchase Agreements — 19.2%
G.X. Clarke (Collateralized by $9,163,000 various Federal Home Loan Banks and Federal Home Loan Mortgage Associations, 0.25% - 5.365%, due 12/29/14 - 9/9/24, value $10,200,201), purchase date 6/25/13	0.21%	07/02/13	10,000,000	10,000,000
G.X. Clarke (Collateralized by $9,779,000 various Federal Home Loan Banks, Federal Home Loan Mortgage Associations, and Fannie Maes, 0.50% - 8.43%, due 6/13/14 - 4/2/37, value $10,203,504), purchase date 6/27/13	0.22%	07/11/13	10,000,000	10,000,000
Total Repurchase Agreements (Cost $20,000,000)				20,000,000

U.S. Government Agency Obligations — 27.9%
Federal Farm Credit Bank	0.19	%(4)	07/29/13	1,000,000	1,000,023
Federal Farm Credit Bank	0.12	%(4)	10/22/13	5,000,000	4,999,500
Federal Farm Credit Bank	0.07	%(4)	05/13/14	5,000,000	4,999,567
Federal Home Loan Bank	0.21	%(4)	07/22/13	8,000,000	8,000,182
Federal Home Loan Bank	0.14	%(4)	10/01/13	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.	0.32	%(4)	09/03/13	5,000,000	5,001,509
Total U.S. Government Agency Obligations (Cost $29,000,781)					29,000,781

The accompanying notes are an integral part of these financial statements.
Page 40	2013 Semi-Annual Report | June 30, 2013

Schedule of Investments
June 30, 2013 (unaudited)

Money Market Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 5.5%
Federated Prime Value Obligations Fund, 0.08% (6)	1,490,578	1,490,578
Fidelity Institutional Money Market Portfolio, 0.12% (6)	4,281,540	4,281,540
Total Money Market Registered Investment Companies (Cost $5,772,118)		5,772,118
Total Investments — 99.9% (Cost $104,054,823) (1)		104,054,823
Other Assets less Liabilities — 0.1%		87,825
Total Net Assets — 100.0%		104,142,648

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	745	6,876
Meeder Balanced Fund	394	4,184
Meeder Dynamic Growth Fund	238	2,321
Meeder Muirfield Fund	1,476	9,432
Meeder Quantex Fund	1,011	30,613
Meeder Utilities & Infrastructure Fund	88	2,422
Total Trustee Deferred Compensation (Cost $39,025)		55,848

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at June 30, 2013. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)
The FICA bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2013. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(5)
Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999. Springside Corp. Exchange Partners, LLC was acquired on 2/5/2004. MassMutual Global was acquired on 3/20/2013. Met Life Global Funding was acquired on 3/20/2013. As of June 30, 2013, securities restricted as to resale to institutional investors represented 11.3% of Total Investments. The acquisition cost is the same as amortized cost. The fair value noted approximates amortized cost.

(6)	7-day yield as of June 30, 2013.

(7)	Assets of affiliates to the Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.
2013 Semi-Annual Report | June 30, 2013	Page 41

Statements of Assets & Liabilities June 30, 2013 (unaudited)

	Muirfield Fund	Dynamic Growth Fund
Assets
Investments, at fair value*	$122,220,021	$79,385,110
Repurchase agreements, at fair value*	—	—
Investments in affiliates, at fair value and cost*	6,955,414	3,747,569
Trustee deferred compensation investments, at fair value	175,620	98,657
Receivable for capital stock issued	64,483	32,797
Receivable from investment advisor	—	—
Interest and dividend receivable	90,041	54,728
Receivable for commissions recaptured	32,613	12,104
Prepaid expenses/other assets	14,214	13,050
Total Assets	129,552,406	83,344,015

Liabilities
Payable for Trustee Deferred Compensation Plan	175,620	98,657
Payable for net variation margin on futures contracts	34,675	18,250
Payable for capital stock redeemed	17,918	80,194
Dividends payable	—	—
Dividends payable - Money Market Fund - Retail Class
Dividends payable - Money Market Fund - Institutional Class
Payable to investment advisor	12,446	6,859
Accrued distribution plan (12b-1) and administrative service plan fees	109,052	75,444
Accrued transfer agent, fund accounting, CCO, and administrative fees	4,917	3,697
Accrued trustee fees	4,449	3,452
Other accrued liabilities	18,994	18,869
Total Liabilities	378,071	305,422

Net Assets	$129,174,335	$83,038,593

Net Assets
Capital	$112,230,220	$71,960,614
Accumulated undistributed (distributions in excess of) net investment income	62,713	39,365
Accumulated undistributed net realized gain (loss) from investments and futures contracts	13,895,650	8,615,976
Net unrealized appreciation (depreciation) of investments and futures contracts	2,985,752	2,422,638
Total Net Assets	$129,174,335	$83,038,593

Net Assets
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Net Assets

Capital Stock Outstanding (unlimited number of shares authorized, $0.10 par value)	20,210,332	8,517,254
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$6.39	$9.75
Money Market Fund - Retail Class
Money Market Fund - Institutional Class

* Investments and affiliated investments at cost	$125,958,215	$80,588,216

The accompanying notes are an integral part of these financial statements.

Page 42	2013 Semi-Annual Report | June 30, 2013

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex Fund	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$50,868,592	$94,321,999	$77,971,060	$34,058,948	$32,831,427	$82,089,641	$84,054,823
—	—	—	—	—	—	20,000,000
2,154,221	2,995,527	4,206,680	586,397	1,085,456	4,425,155	—
56,965	74,306	65,078	62,893	61,713	17,940	55,848
13,326	71,012	9,402	88,474	27,985	92,665	—
—	—	—	—	—	—	58,908
28,502	56,037	202,770	45,415	112,463	72,604	43,931
19,177	18,847	13,159	523	—	5,605	—
14,791	13,646	13,006	13,935	13,443	19,312	17,456
53,155,574	97,551,374	82,481,155	34,856,585	34,132,487	86,722,922	104,230,966

56,965	74,306	65,078	62,893	61,713	17,940	55,848
10,950	16,425	23,698	580	—	—	—
39,962	98,254	107,200	18,589	22,686	232,507	—
—	19	—	76	366	93
						122
						3,430
6,640	8,830	6,568	3,583	18,608	2,851	—
36,309	114,365	85,463	18,431	24,760	81,968	917
3,215	4,072	3,719	2,160	2,098	2,928	5,148
2,014	3,547	3,065	1,424	1,510	3,604	1,032
13,190	15,830	16,955	13,175	15,195	16,190	21,821
169,245	335,648	311,746	120,911	146,936	358,081	88,318

$52,986,329	$97,215,726	$82,169,409	$34,735,674	$33,985,551	$86,364,841	$104,142,648

$52,386,010	$90,131,279	$73,208,943	$28,264,976	$27,441,640	$89,146,914	$104,142,648
(52,950)	144,146	195,218	49,154	228,289	(281,975)	—
(119,200)	6,563,612	7,814,181	1,414,199	(1,142,891)	(589,367)	—
772,469	376,689	951,067	5,007,345	7,458,513	(1,910,731)	—
$52,986,329	$97,215,726	$82,169,409	$34,735,674	$33,985,551	$86,364,841	$104,142,648

						$64,897,893
						39,244,755
						$104,142,648

5,741,584	9,150,083	7,660,738	1,147,169	1,235,002	8,900,034
						64,897,893
						39,244,755
						104,142,648

$9.23	$10.62	$10.73	$30.28	$27.52	$9.70
						$1.00
						$1.00

$52,177,249	$96,831,194	$81,164,890	$29,634,085	$26,458,370	$88,425,527	$104,054,823

2013 Semi-Annual Report | June 30, 2013	Page 43

Statements of Operations For the Period Ended June 30, 2013 (unaudited)

	Muirfield Fund	Dynamic Growth Fund
Investment Income
Interest	$12,889	$2,906
Interest from affiliates	8,079	5,166
Dividends	780,647	564,747
Total Investment Income	801,615	572,819

Fund Expenses
Investment advisor	507,116	317,062
Transfer agent	74,149	50,730
Transfer agent - Money Market Fund - Retail Class
Transfer agent - Money Market Fund - Institutional Class
Fund accounting	24,527	22,568
Administrative	54,392	38,779
Trustee	6,552	4,824
Audit	5,561	5,561
Legal	2,811	2,811
Custody	12,409	10,140
Printing	4,708	3,323
Distribution plan (12b-1)	123,582	105,688
Distribution plan (12b-1) - Money Market Fund - Retail Class
Distribution plan (12b-1) - Money Market Fund - Institutional Class
Administrative service plan	123,582	84,550
Postage	3,742	2,812
Registration and filing	11,778	11,543
Insurance	3,621	3,837
Chief Compliance Officer	2,755	2,755
Other	7,516	7,206
Total Expenses Before Reductions	968,801	674,189

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	(22,984)	(20,630)
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	(49,794)	(40,570)
Expenses paid indirectly (See Note #4)	(120,046)	(54,169)
Distribution plan (12b-1) expenses voluntarily waived (See Note #4)	(6,179)	(12,683)
Administrative service plan expenses voluntarily waived (See Note #4)	(30,896)	(12,683)
Transfer agent expenses contractually waived (See Note #4)	—	—

Net Expenses	738,902	533,454

Net Investment Income (Loss)	62,713	39,365

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	8,659,848	7,428,061
Net realized gains (losses) from futures contracts	2,758,897	2,148,300
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	11,418,745	9,576,361

Net change in unrealized appreciation (depreciation) of investments and futures contracts	(79,496)	(509,504)

Net Realized and Unrealized Gain (Loss) from Investments	11,339,249	9,066,857

Net Change in Net Assets Resulting from Operations	$11,401,962	$9,106,222

The accompanying notes are an integral part of these financial statements.

Page 44	2013 Semi-Annual Report | June 30, 2013

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex Fund	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$1,083	$6,004	$2,844	$49	$—	$20,610	$190,986
3,561	4,475	4,866	604	511	1,810	—
286,807	853,854	695,081	319,565	573,648	1,645,624	—
291,451	864,333	702,791	320,218	574,159	1,668,044	190,986

183,529	349,688	307,422	156,846	164,208	166,797	231,953
29,364	55,950	49,187	18,821	19,705	33,362
						31,135
						22,199
19,275	23,011	22,447	16,998	17,665	22,493	24,651
24,297	42,259	37,751	15,684	16,421	38,318	55,381
2,931	5,105	4,688	2,076	2,191	4,677	1,304
5,561	5,561	5,561	5,561	5,561	5,561	5,561
2,811	2,811	2,811	2,811	2,811	2,811	2,775
8,168	10,764	10,539	5,787	2,666	6,396	4,727
1,870	3,556	3,148	1,180	1,263	3,225	6,058
61,177	116,563	102,474	31,345	41,052	104,249
						70,148
						8,326
48,941	93,250	81,979	31,345	32,842	83,399	—
1,646	2,818	2,477	1,447	2,596	2,565	3,494
11,095	12,346	10,709	9,903	9,956	12,571	14,050
1,287	4,066	3,161	1,054	1,453	3,755	8,106
2,755	2,755	2,755	2,755	2,755	2,755	2,755
5,827	7,020	6,767	5,852	5,912	6,290	10,889
410,534	737,523	653,876	309,465	329,057	499,224	503,512

(34)	(14,408)	(23,200)	—	—	(22,349)	(292,141)
(1,137)	(28,346)	(42,790)	(39,212)	—	(42,868)	—
(42,938)	(66,020)	(63,917)	(20,141)	—	(8,684)	—
(12,236)	—	(8,198)	(8,470)	(8,210)	(8,340)	(77,232)
(9,788)	—	(8,198)	(16,312)	(11,495)	(4,170)	—
—	—	—	—	—	(8,342)	(12,306)

344,401	628,749	507,573	225,330	309,352	404,471	121,833

(52,950)	235,584	195,218	94,888	264,807	1,263,573	69,153

2,969,793	5,285,093	6,119,789	1,858,791	775,833	229,093
1,073,770	1,455,741	1,775,586	103,884	—	6,351
4,043,563	6,740,834	7,895,375	1,962,675	775,833	235,444

(147,389)	(2,007,656)	(2,914,180)	2,928,472	3,217,936	(3,874,803)

3,896,174	4,733,178	4,981,195	4,891,147	3,993,769	(3,639,359)

$3,843,224	$4,968,762	$5,176,413	$4,986,035	$4,258,576	$(2,375,786)	$69,153

2013 Semi-Annual Report | June 30, 2013	Page 45

Statements of Changes in Net Assets For the Period Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012

	Muirfield Fund		Dynamic Growth Fund
	2013	2012	2013	2012
Operations
Net investment income (loss)	$62,713	$(142,350)	$39,365	$(37,271)
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	11,418,745	10,392,635	9,576,361	9,833,640
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(79,496)	4,064,759	(509,504)	3,024,572
Net change in net assets resulting from operations	11,401,962	14,315,044	9,106,222	12,820,941

Distributions to Shareholders
From net investment income	—	—	—	—
Net change in net assets resulting from distributions	—	—	—	—

Capital Transactions
Issued	17,461,901	24,067,138	9,685,130	20,097,762
Reinvested	—	—	—	—
Redeemed	(13,860,632)	(43,997,620)	(27,730,001)	(31,843,951)
Net change in net assets resulting from capital transactions	3,601,269	(19,930,482)	(18,044,871)	(11,746,189)

Total Change in Net Assets	15,003,231	(5,615,438)	(8,938,649)	1,074,752

Net Assets - Beginning of Year	114,171,104	119,786,542	91,977,242	90,902,490

Net Assets - End of Year	$129,174,335	$114,171,104	$83,038,593	$91,977,242

Accumulated undistributed (distributions in excess of) net investment income	$62,713	$—	$39,365	$—

Share Transactions
Issued	2,782,721	4,290,764	1,012,885	2,379,078
Reinvested	—	—	—	—
Redeemed	(2,213,051)	(7,825,596)	(2,946,951)	(3,771,464)
Net change in shares	569,670	(3,534,832)	(1,934,066)	(1,392,386)

The accompanying notes are an integral part of these financial statements.

Page 46	2013 Semi-Annual Report | June 30, 2013

Aggressive Growth Fund		Balanced Fund		Strategic Growth Fund
2013	2012	2013	2012	2013	2012

$(52,950)	$(154,490)	$235,584	$662,138	$195,218	$(38,075)
4,043,563	2,846,878	6,740,834	5,041,323	7,895,375	3,395,168
(147,389)	1,520,668	(2,007,656)	3,257,332	(2,914,180)	7,154,114
3,843,224	4,213,056	4,968,762	8,960,793	5,176,413	10,511,207

—	—	(91,440)	(662,138)	—	—
—	—	(91,440)	(662,138)	—	—

15,732,448	17,278,925	18,509,035	32,156,480	9,130,027	18,751,146
—	—	91,421	661,998	—	—
(5,528,313)	(14,720,328)	(12,889,848)	(40,286,638)	(11,582,803)	(34,488,375)
10,204,135	2,558,597	5,710,608	(7,468,160)	(2,452,776)	(15,737,229)

14,047,359	6,771,653	10,587,930	830,495	2,723,637	(5,226,022)

38,938,970	32,167,317	86,627,796	85,797,301	79,445,772	84,671,794

$52,986,329	$38,938,970	$97,215,726	$86,627,796	$82,169,409	$79,445,772

$(52,950)	$—	$144,146	$2	$195,218	$—

1,735,567	2,095,714	1,743,433	3,272,221	851,995	1,944,792
—	—	8,608	65,808	—	—
(608,163)	(1,825,892)	(1,212,048)	(4,071,676)	(1,078,819)	(3,573,640)
1,127,404	269,822	539,993	(733,647)	(226,824)	(1,628,848)

2013 Semi-Annual Report | June 30, 2013	Page 47

Statements of Changes in Net Assets For the Period Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012

	Quantex Fund
	2013	2012
Operations
Net investment income (loss)	$94,888	$63,043
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	1,962,675	555,832
Net change in unrealized appreciation (depreciation) of investments and futures contracts	2,928,472	2,485,632
Net change in net assets resulting from operations	4,986,035	3,104,507

Distributions to Shareholders
From net investment income	(45,734)	(70,420)
From net realized gain from investment transactions	—	—
Net change in net assets resulting from distributions	(45,734)	(70,420)

Distributions to Shareholders - Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	10,131,879	9,007,944
Reinvested	45,658	70,279
Redeemed	(3,687,665)	(6,240,358)
Net change in net assets resulting from capital transactions	6,489,872	2,837,865

Total Change in Net Assets	11,430,173	5,871,952

Net Assets - Beginning of Year	23,305,501	17,433,549

Net Assets - End of Year	$34,735,674	$23,305,501

Accumulated undistributed (distributions in excess of) net investment income	$49,154	$—

Share Transactions
Issued	357,440	378,139
Reinvested	1,508	2,760
Redeemed	(127,036)	(263,766)
Net change in shares	231,912	117,133

The accompanying notes are an integral part of these financial statements.

Page 48	2013 Semi-Annual Report | June 30, 2013

Utilities and Infrastructure Fund		Total Return Bond Fund		Money Market Fund
2013	2012	2013	2012	2013	2012

$264,807	$201,788	$1,263,573	$3,056,009	$69,153	$234,521
775,833	(1,819,764)	235,444	80,088	—	—
3,217,936	2,115,337	(3,874,803)	2,591,782	—	—
4,258,576	497,361	(2,375,786)	5,727,879	69,153	234,521

(83,985)	(201,789)	(1,545,548)	(3,056,010)
—	(127,080)	—	—
(83,985)	(328,869)	(1,545,548)	(3,056,010)

				(28,941)	(72,936)
				(40,212)	(161,585)
				(69,153)	(234,521)

3,836,821	6,778,672	24,078,684	35,084,159	259,352,926	491,947,583
82,288	321,751	1,545,115	3,055,654	33,572	85,034
(4,559,676)	(9,426,777)	(11,338,561)	(21,808,869)	(313,743,264)	(435,667,299)
(640,567)	(2,326,354)	14,285,238	16,330,944	(54,356,766)	56,365,318

3,534,024	(2,157,862)	10,363,904	19,002,813	(54,356,766)	56,365,318

30,451,527	32,609,389	76,000,937	56,998,124	158,499,414	102,134,096

$33,985,551	$30,451,527	$86,364,841	$76,000,937	$104,142,648	$158,499,414

$180,900	$78	$(281,975)	$—	$—	$—

142,439	282,532	2,375,672	3,510,541	259,352,926	491,947,583
3,042	13,281	154,151	304,969	33,572	85,034
(170,184)	(391,238)	(1,119,266)	(2,185,416)	(313,743,264)	(435,667,299)
(24,703)	(95,425)	1,410,557	1,630,094	(54,356,766)	56,365,318

2013 Semi-Annual Report | June 30, 2013	Page 49

Financial Highlights
For a Share Outstanding Through the Period Ended June 30, 2013 (unaudited) and
Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Muirfield Fund (1)(2)(3)(4)
2013	$5.81	0.00	0.58	0.58	0.00	0.00	0.00	0.00
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
2011	$5.60	(0.01)	(0.41)	(0.42)	(0.01)	0.00	0.00	(0.01)
2010	$4.99	0.02	0.61	0.63	(0.02)	0.00	0.00	(0.02)
2009	$4.21	0.01	0.79	0.80	(0.02)	0.00	0.00	(0.02)
2008	$6.02	0.02	(1.83)	(1.81)	0.00	0.00	0.00	0.00
Dynamic Growth Fund (1)(2)(3)(4)
2013	$8.80	0.00	0.95	0.95	0.00	0.00	0.00	0.00
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
2011	$8.14	(0.01)	(0.45)	(0.46)	0.00	0.00	0.00	0.00
2010	$7.06	0.02	1.08	1.10	(0.02)	0.00	0.00	(0.02)
2009	$5.48	0.00	1.58	1.58	0.00 *	0.00	0.00	0.00 *
2008	$9.24	0.04	(3.71)	(3.67)	(0.04)	(0.05)	0.00	(0.09)
Aggressive Growth Fund (1)(2)(3)(4)
2013	$8.44	(0.01)	0.80	0.79	0.00	0.00	0.00	0.00
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
2011	$7.97	(0.07)	(0.50)	(0.57)	0.00	0.00	0.00	0.00
2010	$6.89	(0.01)	1.09	1.08	0.00	0.00	0.00	0.00
2009	$5.19	(0.01)	1.71	1.70	0.00	0.00	0.00	0.00
2008	$8.59	0.05	(3.40)	(3.35)	(0.05)	0.00	0.00	(0.05)
Balanced Fund (1)(2)(3)(4)
2013	$10.06	0.03	0.54	0.57	(0.01)	0.00	0.00	(0.01)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
2011	$9.72	0.13	(0.57)	(0.44)	(0.10)	0.00	0.00	(0.10)
2010	$8.98	0.14	0.74	0.88	(0.14)	0.00	0.00	(0.14)
2009	$7.86	0.03	1.12	1.15	(0.03)	0.00	0.00	(0.03)
2008	$10.46	0.07	(2.60)	(2.53)	(0.07)	0.00	0.00	(0.07)
Strategic Growth Fund (1)(2)(3)(4)
2013	$10.07	0.03	0.63	0.66	0.00	0.00	0.00	0.00
2012	$8.90	0.00	1.17	1.17	0.00	0.00	0.00	0.00
2011	$9.71	(0.04)	(0.77)	(0.81)	0.00	0.00	0.00	0.00
2010	$8.12	0.04	1.58	1.62	(0.03)	0.00	0.00	(0.03)
2009	$5.98	(0.01)	2.15	2.14	0.00	0.00	0.00	0.00
2008	$10.58	0.05	(4.60)	(4.55)	(0.05)	0.00	0.00	(0.05)
1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

Page 50	2013 Semi-Annual Report | June 30, 2013

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$6.39	9.98%	$129,174	1.20%	0.10%	1.39%	1.57%	193%
$5.81	12.38%	$114,171	1.39%	(0.12%)	1.42%	1.58%	154%
$5.17	(7.55%)	$119,787	1.39%	(0.11%)	1.46%	1.58%	189%
$5.60	12.65%	$122,266	1.39%	0.40%	1.47%	1.60%	128%
$4.99	18.95%	$115,138	1.43%	0.17%	1.51%	1.66%	166%
$4.21	(30.07%)	$86,310	1.39%	0.54%	1.48%	1.75%	173%

$9.75	10.80%	$83,039	1.27%	0.09%	1.40%	1.59%	204%
$8.80	14.58%	$91,977	1.39%	(0.04%)	1.42%	1.57%	154%
$7.68	(5.65%)	$90,902	1.39%	(0.08%)	1.46%	1.57%	176%
$8.14	15.54%	$95,239	1.39%	0.23%	1.47%	1.59%	119%
$7.06	28.87%	$84,358	1.37%	(0.04%)	1.48%	1.63%	148%
$5.48	(39.77%)	$67,298	1.34%	0.95%	1.46%	1.69%	122%

$9.23	9.36%	$52,986	1.41%	(0.22%)	1.59%	1.68%	198%
$8.44	14.05%	$38,939	1.59%	(0.44%)	1.62%	1.74%	167%
$7.40	(7.15%)	$32,167	1.59%	(0.73%)	1.65%	1.70%	224%
$7.97	15.67%	$33,908	1.59%	(0.07%)	1.66%	1.77%	124%
$6.89	32.76%	$29,895	1.54%	(0.25%)	1.63%	1.82%	156%
$5.19	(38.98%)	$20,715	1.62%	0.77%	1.65%	1.84%	213%

$10.62	5.67%	$97,216	1.35%	0.51%	1.49%	1.58%	144%
$10.06	10.42%	$86,628	1.49%	0.76%	1.51%	1.58%	168%
$9.18	(4.49%)	$85,797	1.44%	1.29%	1.51%	1.60%	164%
$9.72	9.76%	$57,779	1.52%	1.51%	1.57%	1.66%	161%
$8.98	14.65%	$49,388	1.54%	0.41%	1.59%	1.72%	182%
$7.86	(24.16%)	$34,766	1.54%	0.67%	1.55%	1.70%	204%

$10.73	6.55%	$82,169	1.24%	0.48%	1.40%	1.60%	172%
$10.07	13.15%	$79,446	1.39%	(0.05%)	1.42%	1.58%	86%
$8.90	(8.34%)	$84,672	1.39%	(0.37%)	1.48%	1.58%	166%
$9.71	19.96%	$62,431	1.49%	0.48%	1.59%	1.70%	115%
$8.12	35.79%	$34,052	1.54%	(0.13%)	1.65%	1.80%	75%
$5.98	(43.00%)	$21,074	1.57%	0.47%	1.59%	1.74%	178%

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Except for Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2013 Semi-Annual Report | June 30, 2013	Page 51

Financial Highlights
For a Share Outstanding Through the Period Ended June 30, 2013 (unaudited) and
Each Fiscal Year Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Quantex Fund (3)(4)
2013	$25.46	0.09		4.77	4.86	(0.04)	0.00	0.00	(0.04)
2012	$21.84	0.07		3.63	3.70	(0.08)	0.00	0.00	(0.08)
2011	$22.77	0.00	**	(0.92)	(0.92)	(0.01)	0.00	0.00	(0.01)
2010	$18.48	(0.06)		4.35	4.29	0.00	0.00	0.00	0.00
2009	$10.42	(0.01)		8.07	8.06	(0.00)**	0.00	0.00	(0.00)**
2008	$18.32	0.00		(7.90)	(7.90)	0.00	0.00	0.00	0.00
Utilities and Infrastructure Fund (3)(4)
2013	$24.17	0.21		3.21	3.42	(0.07)	0.00	0.00	(0.07)
2012	$24.06	0.15		0.21	0.36	(0.15)	(0.10)	0.00	(0.25)
2011	$23.51	0.22		0.70	0.92	(0.37)	0.00	0.00	(0.37)
2010	$20.73	0.15		2.76	2.91	(0.13)	0.00	0.00	(0.13)
2009	$16.13	0.15		4.74	4.89	(0.16)	0.00	(0.13)	(0.29)
2008	$26.14	0.09		(9.90)	(9.81)	(0.14)	0.00	(0.06)	(0.20)
Total Return Bond Fund (1)(2)(3)(4)
2013	$10.15	0.15		(0.42)	(0.27)	(0.18)	0.00	0.00	(0.18)
2012	$9.73	0.44		0.41	0.85	(0.43)	0.00	0.00	(0.43)
2011*	$10.00	0.25		(0.31)	(0.06)	(0.21)	0.00	0.00	(0.21)
Money Market Fund - Retail Class (3)(4)
2013	$1.00	0.000	**	N/A	0.000 **	(0.000)**	0.000	0.000	(0.000)**
2012	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2011	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2009	$1.00	0.006		N/A	0.006	(0.006)	0.000	0.000	(0.006)
2008	$1.00	0.026		N/A	0.026	(0.026)	0.000	0.000	(0.026)
Money Market Fund - Institutional Class (3)(4)
2013	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2011	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2010	$1.00	0.003		N/A	0.003	(0.003)	0.000	0.000	(0.003)
2009	$1.00	0.008		N/A	0.008	(0.008)	0.000	0.000	(0.008)
2008	$1.00	0.028		N/A	0.028	(0.028)	0.000	0.000	(0.028)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

Page 52	2013 Semi-Annual Report | June 30, 2013

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$30.28	19.09%	$34,736	1.44%	0.60%	1.57%	1.97%	25%
$25.46	16.93%	$23,306	1.60%	0.29%	1.61%	2.06%	31%
$21.84	(4.05%)	$17,434	1.62%	0.01%	1.62%	2.06%	57%
$22.77	23.21%	$17,024	1.65%	(0.26%)	1.65%	2.17%	55%
$18.48	77.37%	$12,667	1.79%	(0.05%)	1.79%	2.39%	34%
$10.42	(43.12%)	$6,743	1.73%	0.01%	1.73%	2.26%	49%

$27.52	14.15%	$33,986	1.89%	1.61%	1.89%	2.00%	10%
$24.17	1.52%	$30,452	1.89%	0.63%	1.89%	2.02%	29%
$24.06	3.93%	$32,609	1.90%	0.87%	1.90%	2.02%	43%
$23.51	14.10%	$24,144	1.92%	0.70%	1.92%	2.11%	53%
$20.73	30.63%	$20,731	2.00%	0.90%	2.00%	2.20%	35%
$16.13	(37.63%)	$15,859	1.96%	0.42%	1.96%	2.14%	48%

$9.70	(2.69%)	$86,365	0.97%	3.03%	0.99%	1.20%	38%
$10.15	8.93%	$76,001	0.99%	4.45%	1.00%	1.23%	157%
$9.73	(0.57%)	$56,998	0.99%	4.97%	1.06%	1.36%	125%

$1.00	0.04%	$64,898	0.23%	0.08%	0.23%	0.89%	N/A
$1.00	0.10%	$73,546	0.30%	0.10%	0.30%	0.82%	N/A
$1.00	0.11%	$78,903	0.30%	0.11%	0.30%	0.90%	N/A
$1.00	0.20%	$96,087	0.38%	0.20%	0.38%	0.86%	N/A
$1.00	0.64%	$122,142	0.55%	0.66%	0.55%	0.84%	N/A
$1.00	2.65%	$161,232	0.49%	2.64%	0.49%	0.83%	N/A

$1.00	0.07%	$39,245	0.16%	0.14%	0.16%	0.69%	N/A
$1.00	0.16%	$84,953	0.23%	0.17%	0.23%	0.63%	N/A
$1.00	0.20%	$23,231	0.21%	0.20%	0.21%	0.71%	N/A
$1.00	0.28%	$33,584	0.29%	0.29%	0.29%	0.68%	N/A
$1.00	0.75%	$46,249	0.43%	0.83%	0.43%	0.67%	N/A
$1.00	2.79%	$77,294	0.37%	2.55%	0.37%	0.68%	N/A

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Except for Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced Operations June 30, 2011

**	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2013 Semi-Annual Report | June 30, 2013	Page 53

Notes to Financial Statements
June 30, 2013 (unaudited)

1.      Organization and Significant Accounting Policies

Meeder Funds® Trust (formerly known as The Flex-funds® Trust)(the “Trust”)(please see second paragraph of Note #1 for more information) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (“Balanced”), Strategic Growth Fund (“Strategic”), Quantex Fund™ (“Quantex”), Utilities and Infrastructure Fund (“Utilities”), Total Return Bond Fund (“Total Bond”), and Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Balanced is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of Total Bond is total returns, including current income and capital growth. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Effective December 31, 2012, the Board of Trustees (“Trustees”), including a majority of non-interested independent Trustees, approved the name change of The Flex-funds® to Meeder Funds. The investment philosophy, strategic direction, and commitment to clients remain the same.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. Although Utilities is permitted to invest in futures contracts, it typically does not.

Page 54	2013 Semi-Annual Report | June 30, 2013

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the six months ended June 30, 2013, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the six months ended June 30, 2013.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of June 30, 2013 was as follows:

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield Fund®	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$(34,675)	$(231,468)
Dynamic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	(18,250)	(121,825)
Aggressive Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	(10,950)	(73,095)
Balanced Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	(16,425)	(109,643)
Strategic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation of investments and futures contracts	(23,698)	(61,783)
Quantex Fund™	Equity contracts	Liabilities, Payable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation of investments and futures contracts	(580)	(3,915)

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

2013 Semi-Annual Report | June 30, 2013	Page 55

The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2013 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Contracts as of December 31, 2012	Contracts Opened During the Period	Contracts Closed During the Period	Contracts as of June 30, 2013	Statement of Operations Location	For the Six Months Ended June 30, 2013
Muirfield Fund®	Equity contracts	136	123	240	19	Net realized gains from futures contracts	$2,758,897
Dynamic Growth Fund	Equity contracts	120	70	180	10	Net realized gains from futures contracts	2,148,300
Aggressive Growth Fund	Equity contracts	49	84	127	6	Net realized gains from futures contracts	1,073,770
Balanced Fund	Equity contracts	70	72	133	9	Net realized gains from futures contracts	1,455,741
Strategic Growth Fund	Equity contracts	105	150	244	11	Net realized gains from futures contracts	1,775,586
Quantex Fund™	Equity contracts	4	74	76	2	Net realized gains from futures contracts	103,884
Total Return Bond Fund	US Treasury Bond/Note contracts	10	30	40	0	Net realized gains from futures contracts	6,351

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Six Months Ended June 30, 2013
Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$(175,768)
Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(74,800)
Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(27,138)
Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(78,003)
Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(183,876)
Quantex Fund™	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(10,765)
Total Return Bond Fund	US Treasury Bond/Note contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	3,825

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended June 30, 2013, the Funds did not incur any interest or penalties.

Page 56	2013 Semi-Annual Report | June 30, 2013

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2009.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities and Total Bond declare and pay dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2012, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield Fund®	$(142,350)	$142,350	$—
Dynamic Growth Fund	(37,271)	37,271	—
Aggressive Growth Fund	(154,490)	154,490	—
Strategic Growth Fund	(38,075)	38,075	—
Quantex Fund™	(7,377)	7,377	—
Utilities & Infrastructure Fund	—	47,389	(47,389)
Total Return Bond Fund	(1)	1	—

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an unlimited number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	2013		2012
	Amount	Shares	Amount	Shares
Retail Class
Issued	$51,212,969	51,212,969	$97,838,118	97,838,118
Reinvested	24,855	24,855	71,757	71,757
Redeemed	(59,888,817)	(59,888,817)	(103,266,488)	(103,266,488)
Net increase (decrease)	$(8,650,993)	(8,650,993)	$(5,356,613)	(5,356,613)

Institutional Class
Issued	$208,139,957	208,139,957	$394,109,465	394,109,465
Reinvested	8,717	8,717	13,277	13,277
Redeemed	(253,854,447)	(253,854,447)	(332,400,811)	(332,400,811)
Net increase (decrease)	$(45,705,773)	(45,705,773)	$61,721,931	61,721,931

2013 Semi-Annual Report | June 30, 2013	Page 57

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2.      Securities Valuations

As described in Note #1, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, Repurchase Agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost and will be categorized as level 2.

Page 58	2013 Semi-Annual Report | June 30, 2013

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the six months ended June 30, 2013, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2013.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$121,718,160	$—	$—	$121,718,160
Money market registered investment companies	6,955,414	—	—	6,955,414
Floating rate demand notes	—	1,879	—	1,879
U.S. government obligations	—	499,982	—	499,982
Total	$128,673,574	$501,861	$—	$129,175,435
Trustee deferred compensation	$175,620	$—	$—	$175,620
Futures contracts**	$(231,468)	$—	$—	$(231,468)

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$79,084,851	$—	$—	$79,084,851
Money market registered investment companies	3,747,569	—	—	3,747,569
Floating rate demand notes	—	270	—	270
U.S. government obligations	—	299,989	—	299,989
Total	$82,832,420	$300,259	$—	$83,132,679
Trustee deferred compensation	$98,657	$—	$—	$98,657
Futures contracts**	$(121,825)	$—	$—	$(121,825)

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$50,568,573	$—	$—	$50,568,573
Money market registered investment companies	2,154,221	—	—	2,154,221
Floating rate demand notes	—	30	—	30
U.S. government obligations	—	299,989	—	299,989
Total	$52,722,794	$300,019	$—	$53,022,813
Trustee deferred compensation	$56,965	$—	$—	$56,965
Futures contracts**	$(73,095)	$—	$—	$(73,095)

2013 Semi-Annual Report | June 30, 2013	Page 59

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$64,184,507	$—	$—	$64,184,507
Registered investment companies	29,636,684	—	—	29,636,684
Money market registered investment companies	2,995,527	—	—	2,995,527
Floating rate demand notes	—	826	—	826
U.S. government obligations	—	499,982	—	499,982
Total	$96,816,718	$500,808	$—	$97,317,526
Trustee deferred compensation	$74,306	$—	$—	$74,306
Futures contracts**	$(109,643)	$—	$—	$(109,643)

Strategic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$63,741,882	$—	$—	$63,741,882
Registered investment companies	13,928,891	—	—	13,928,891
Money market registered investment companies	4,206,680	—	—	4,206,680
Floating rate demand notes	—	298	—	298
U.S. government obligations	—	299,989	—	299,989
Total	$81,877,453	$300,287	$—	$82,177,740
Trustee deferred compensation	$65,078	$—	$—	$65,078
Futures contracts**	$(61,783)	$—	$—	$(61,783)

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$33,958,952	$—	$—	$33,958,952
Money market registered investment companies	586,397	—	—	586,397
U.S. government obligations	—	99,996	—	99,996
Total	$34,545,349	$99,996	$—	$34,645,345
Trustee deferred compensation	$62,893	$—	$—	$62,893
Futures contracts**	$(3,915)	$—	$—	$(3,915)

Utilities – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$32,831,427	$—	$—	$32,831,427
Money market registered investment companies	1,085,456	—	—	1,085,456
Total	$33,916,883	$—	$—	$33,916,883
Trustee deferred compensation	$61,713	$—	$—	$61,713

Total Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$79,034,646	$—	$—	$79,034,646
Money market registered investment companies	4,425,155	—	—	4,425,155
U.S. government obligations	—	3,054,995	—	3,054,995
Total	$83,459,801	$3,054,995	$—	$86,514,796
Trustee deferred compensation	$17,940	$—	$—	$17,940

Page 60	2013 Semi-Annual Report | June 30, 2013

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$9,773,499	$—	$9,773,499
Certificates of deposit	—	7,461,000	—	7,461,000
Commercial paper	—	1,999,448	—	1,999,448
Corporate obligations	—	53,849,437	—	53,849,437
Repurchase agreements	—	15,000,000	—	15,000,000
U.S. government agency obligations	—	24,007,203	—	24,007,203
Money Market registered investment companies	46,245,946	—	—	46,245,946
Total	$46,245,946	$112,090,587	$—	$158,336,533
Trustee deferred compensation	$48,229	$—	$—	$48,229

*	See schedule of investments for industry classifications.

**	Futures contracts include cumulative unrealized gain/loss on contracts open at June 30, 2013.

3.     Investment Transactions

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, including U.S. Government investments, were as follows:

	Purchases	Sales
Muirfield Fund®	$246,903,679	$207,040,070
Dynamic Growth Fund	160,590,705	154,295,880
Aggressive Growth Fund	97,761,623	86,028,682
Balanced Fund	147,050,500	121,865,167
Strategic Growth Fund	137,251,383	131,019,544
Quantex Fund™	13,906,473	7,648,993
Utilities & Infrastructure Fund	3,220,304	4,149,711
Total Return Bond Fund	43,080,058	30,676,081

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Total Return Bond Fund	$965,757	$—

4.      Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc (f.k.a. Meeder Financial, Inc.)(“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

2013 Semi-Annual Report | June 30, 2013	Page 61

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Utilities**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Strategic	N/A	N/A	N/A	0.75%	N/A	0.60%
Total Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Money***	N/A	N/A	0.40%	N/A	0.25%	N/A

*
MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the six months ended June 30, 2013, $39,212 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**
Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund upon not less than 30 days written notice. As subadvisor to Utilities, Miller/Howard receives a fee paid by MAM.

***	During the six months ended June 30, 2013, MAM voluntarily agreed to reduce $36,567 of investment advisory fees in Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield	$4,000	$15	0.12%
Quantex	4,000	15	0.12%
Utilities	4,000	15	0.12%
Dynamic	4,000	15	0.12%
Aggressive	4,000	15	0.12%
Balanced	4,000	15	0.12%
Strategic	4,000	15	0.12%
Total Bond	4,000	15	0.08%
Retail Class	4,000	20	0.08%
Institutional Class	4,000	20	0.08%

Page 62	2013 Semi-Annual Report | June 30, 2013

For fixed income Funds (Total Bond and Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2013, MFSCo waived $8,342 and $12,306 of transfer agent fees for Total Bond and the Institutional Class, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Utilities	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Strategic	0.10%	0.08%
Total Bond	0.10%	0.08%
Money	0.10%	0.08%

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Utilities	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Strategic	7,500	0.15%	0.10%	0.02%	0.01%
Total Bond	7,500	0.15%	0.10%	0.02%	0.01%
Money	30,000	0.15%	0.10%	0.02%	0.01%

For the period January 1, 2013 through April 30, 2013, MAM agreed to contractually reduce its fees and/or reimburse expenses of the Funds, except Money Market, to the extent necessary to limit the total operating expenses of each class of shares of the Funds (exclusive of brokerage costs (but not excluding any expenses paid indirectly as a result of any directed brokerage arrangements), interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies, and extraordinary expenses (as determined under GAAP)). For the period May 1, 2013 through June 30, 2013, MAM agreed to voluntarily reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the total annual operating expenses of the Funds, except Money Market. For Money Market, MAM agreed to voluntarily reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the total annual operating expenses of the Fund for the six months ended June 30, 2013. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2013, the annual operating expense limitations and amounts reimbursed for each Fund are as follows:

2013 Semi-Annual Report | June 30, 2013	Page 63

	Annualized Contractual Expense Limitation as a Percentage of Average Daily Net Assets 1/1/13 – 4/30/13*	Annualized Voluntary Expense Limitation as a Percentage of Average Daily Net Assets 5/1/13 – 6/30/13	Contractual Expense Limitation Through 4/30/13	Ratio of Net Expenses to Average Net Assets	Voluntary Expense Reimbursements	Contractual Expense Reimbursements**
Muirfield	1.32%	0.98%	1.39%	1.20%	$22,984	$49,794
Quantex	1.36%	1.58%	1.65%	1.44%	—	—	***
Utilities	1.90%	1.87%	1.92%	1.89%	—	—
Dynamic	1.31%	1.18%	1.39%	1.27%	20,630	40,570
Aggressive	1.51%	1.23%	1.59%	1.41%	34	1,137
Balanced	1.44%	1.19%	1.49%	1.35%	14,408	28,346
Strategic	1.30%	1.13%	1.39%	1.24%	23,200	42,790
Total Bond	0.98%	0.95%	0.99%	0.97%	22,349	42,868
Retail Class	N/A	N/A	N/A	0.23%	142,838	N/A
Institutional Class	N/A	N/A	N/A	0.16%	112,736	N/A

*	Ratios reflect expenses paid to the Funds indirectly after contractual expense limitations were applied.

**
The contractual expense reimbursements are subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the contractual expense limitation in the table listed above. The repayment expiration date is December 31, 2016.

***	The Fund was operating below the contractual expense limitation; however $39,212 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 62.

Expenses were contractually reimbursed in 2012 for Muirfield, Dynamic, Balanced, Strategic, and Total Bond in the amounts of $40,054, $29,382, $32,787, $28,319, and $52,431, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2015.

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. For the six months ended June 30, 2013, gross expenses were reduced by the following amounts:

Amount Received to Reduce Gross Expenses
Aggressive	$247
Strategic	1,796

Certain Funds have entered into a directed brokerage agreement with ConvergEx Group, an independent broker/dealer, whereby certain eligible Fund expenses are paid for indirectly. The Funds use these amounts received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not recapture any fees from portfolio transactions. For the six months ended June 30, 2013, fees paid indirectly through directed brokerage arrangements were as follows:

Page 64	2013 Semi-Annual Report | June 30, 2013

Amount Received to Reduce Gross Expenses
Muirfield	$120,046
Dynamic	54,169
Aggressive	42,691
Balanced	66,020
Strategic	62,121
Quantex	20,141
Total Bond	8,684

Pursuant to Rule 12b-1 of the 1940 Act, the Funds have adopted a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares, including, but not necessarily limited to, compensation to dealers, advertising, marketing, printing and mailing of prospectuses, and certain telephone related expenses. The annual adopted distribution plan limitations and the amounts waived for the six months ended June 30, 2013 are as follows:

	Maximum Annual 12b-1 Plan Expense Limitations as a Percentage of Average Daily Net Assets	Amount Waived
Muirfield	0.20%	$6,179
Quantex	0.20%	8,470
Utilities	0.25%	8,210
Dynamic	0.25%	12,683
Aggressive	0.25%	12,236
Balanced	0.25%	—
Strategic	0.25%	8,198
Total Bond	0.25%	8,340
Retail Class	0.20%	68,908
Institutional Class	0.03%	8,324

An Administrative Services Plan has been adopted for each Fund of the Trust, except Money Market, to pay service organizations that provide administrative support services to their customers who own shares of record, or beneficially, of the Funds. The annual adopted administrative services plan limitations and the amounts waived for the six months ended June 30, 2013 are as follows:

	Maximum Annual Administrative Services Plan Expense Limitations as a Percentage of Average Daily Net Assets	Amount Waived
Muirfield	0.20%	$30,896
Quantex	0.20%	16,312
Utilities	0.20%	11,495
Dynamic	0.20%	12,683
Aggressive	0.20%	9,788
Balanced	0.20%	—
Strategic	0.20%	8,198
Total Bond	0.20%	4,170

2013 Semi-Annual Report | June 30, 2013	Page 65

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the six months ended June 30, 2013, several of the Funds invested in the Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of June 30, 2013, the 7-day yield of the Institutional Class was 0.14%. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/12 Fair Value	Purchases	Sales	6/30/13 Cost	Income	6/30/13 Fair Value
Muirfield Fund®	$23,673,935	$50,069,310	$(66,787,831)	$6,955,414	$8,079	$6,955,414
Dynamic Growth Fund	19,765,043	41,693,029	(57,710,503)	3,747,569	5,166	3,747,569
Aggressive Growth Fund	7,303,954	32,804,462	(37,954,195)	2,154,221	3,561	2,154,221
Balanced Fund	11,209,336	38,536,481	(46,750,290)	2,995,527	4,475	2,995,527
Strategic Growth Fund	5,632,446	43,217,755	(44,643,521)	4,206,680	4,866	4,206,680
Quantex Fund™	307,300	9,319,058	(9,039,961)	586,397	604	586,397
Utilities & Infrastructure Fund	617,057	4,247,498	(3,779,099)	1,085,456	511	1,085,456
Total Return Bond Fund	458,194	27,081,882	(23,114,921)	4,425,155	1,810	4,425,155

5.      Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$—	$—	$—	$—	$—
Dynamic Growth Fund	—	—	—	—	—
Aggressive Growth Fund	—	—	—	—	—
Balanced Fund	662,800	—	—	—	662,800
Strategic Growth Fund	—	—	—	—	—
Quantex Fund™	70,336	—	—	—	70,336
Utilities & Infrastructure Fund	208,323	—	127,080	—	335,403
Total Return Bond Fund	3,055,897	—	—	—	3,055,897
Money Market Fund	228,128	—	—	—	228,128

Page 66	2013 Semi-Annual Report | June 30, 2013

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2011 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$173,017	$—	$—	$—	$173,017
Dynamic Growth Fund	189	—	—	—	189
Aggressive Growth Fund	—	—	—	—	—
Balanced Fund	966,354	—	—	—	966,354
Strategic Growth Fund	149	—	—	—	149
Quantex Fund™	5,745	—	—	—	5,745
Utilities & Infrastructure Fund	480,205	—	—	—	480,205
Total Return Bond Fund	1,038,809	—	—	—	1,038,809
Money Market Fund	161,244	—	—	—	161,244

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)**	Total Accumulated Earnings/ (Deficit)
Muirfield Fund®	$—	$—	$2,510,218	$3,031,935	$5,542,153
Dynamic Growth Fund	—	—	(987,859)	2,959,616	1,971,757
Aggressive Growth Fund	—	—	(4,159,286)	916,381	(3,242,905)
Balanced Fund	143	(141)	(203,680)	2,410,803	2,207,125
Strategic Growth Fund	—	—	139,849	3,644,204	3,784,053
Quantex Fund™	142	(142)	(382,772)	1,913,169	1,530,397
Utilities & Infrastructure Fund	41,773	(977)	(1,725,567)	4,054,091	2,369,320
Total Return Bond Fund	(113)	113	(722,904)	1,862,165	1,139,261
Money Market Fund	9,477	(9,477)	—	—	—

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

**
The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Additionally, post Act losses that are carried forward will retain their character as either short-term or long-term capital loss carryovers rather than being considered all short-term as under previous law.

2013 Semi-Annual Report | June 30, 2013	Page 67

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2012, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Post Act Carryforwards (no expiration)	Amount	Tax Character
Total Return Bond Fund	$9,464	Short-term
Total Return Bond Fund	713,440	Long-term
Utilities & Infrastructure Fund	1,646,070	Short-term
Utilities & Infrastructure Fund	79,497	Long-term

Pre Act Carryforwards	Amount	Expires
Dynamic Growth Fund	$987,859	2017
Aggressive Growth Fund	804,744	2016
Aggressive Growth Fund	3,354,542	2017
Balanced Fund	203,680	2017
Quantex Fund™	382,772	2017

Under current tax laws, Management has elected to defer net capital losses incurred after October 31, within a Fund’s fiscal year, and are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2012, Quantex and Utilities deferred post October losses in the amounts of $10,660 and $128,207, respectively.

6.      Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2013, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Muirfield Fund®	Nationwide Trust Company, FSB held for the benefit of others	45%
Dynamic Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	58%
Aggressive Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	62%
Balanced Fund	Nationwide Trust Company, FSB held for the benefit of others	64%
Strategic Growth Fund	Nationwide Trust Company, FSB held for the benefit of others	85%
Quantex Fund	Nationwide Trust Company, FSB held for the benefit of others	36%
Utilities & Infrastructure Fund	Charles Schwab & Co. held for the benefit of others	25%
Total Return Bond Fund	Nationwide Trust Company, FSB held for the benefit of others	66%
Money Market Fund – Institutional Class	Carey & Co. held for the benefit of others	79%

Page 68	2013 Semi-Annual Report | June 30, 2013

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Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Lead Trustee of the Trust.
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).
Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer
Chief Compliance Officer, Legal Counsel and Anti-Money Laundering Officer of the Funds (2011 – present); Independent Legal Consultant (2007 – 2010); Assistant General Counsel of Nationwide (2006 – 2007).

Stephen E. Hoffman Year of Birth: 1964	2011	Assistant Chief Compliance Officer
Director of Human Resources, Meeder Asset Management, Inc. (2011 – present); Chief Compliance Officer, Meeder Asset Management, Inc. (2011 – present); Financial Consultant for Beacon Hill Fund Services (2009 – present); Chief Financial Officer for Sanese Services (2006 – 2008).

Page 70	2013 Semi-Annual Report | June 30, 2013

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).
Ruth Kirkpatrick Year of Birth: 1951	2009	Secretary, pro tempore	Senior Legal Specialist of Meeder Asset Management, Inc.

1	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

2	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2013, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2013 Semi-Annual Report | June 30, 2013	Page 71

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Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/Utilities and Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Semiannual Report
June 30, 2013

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through Meeder FundsTM are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

We provide professional management, ongoing supervision of clients’ holdings, automatic diversification and e-Delivery of statements and fund mailings: all important elements of a well-rounded investment plan.

No matter what your objectives may be, Meeder FundsTM can help you make the most of your personal investment plan and help you achieve your individual financial goals.

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin, Ohio 43017

Call Toll Free: 800-325-3539
Local: 614-760-2159
Fax: 614-766-6669

www.meederfunds.com
meederfunds@meederinvestment.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors.  The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial  expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee  financial expert.”

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:
	2013	2012
Audit Fees	$72,000	$67,500
Audit-Related Fees	600	1,050
Tax Fees	22,500	20,250
All Other Fees	1,800	2,500

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1)  A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2)  100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $28,600 and $57,445 respectively.

(h)  Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)  Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)).  Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.  Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	September 6, 2013

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	September 6, 2013